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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACWEST BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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9701 Wilshire Boulevard, Suite 700
Beverly Hills, California 90212

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
Monday, May 14, 2018
10:30 a.m. Pacific Time

Place:

Montage Beverly Hills Hotel, 225 North Canon Drive, First Floor Library, Beverly Hills, California 90210

Items of Business:

  •
  Election of Directors.  To elect twelve (12) members to the Board of Directors of PacWest Bancorp to serve until the 2019 Annual Meeting of Stockholders;

  •
  Advisory Vote on Executive Compensation.  To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers;

  •
  Ratification of the Appointment of Independent Auditors.  To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2018;

  •
  Adjournments.  To consider and act upon a proposal to approve, if necessary, an adjournment or postponement of the 2018 Annual Meeting of Stockholders (the "Annual Meeting") to solicit additional proxies; and

  •
  Other Business.  To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who May Vote:

You may vote if you were a stockholder of record on the close of business on March 19, 2018.

YOUR VOTE IS IMPORTANT.

We appreciate you taking the time to vote promptly. After reading the Proxy Statement, please vote at your earliest convenience by telephone, internet, or, if you received printed proxy materials, by completing, signing and returning by mail a proxy card. If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (1) TELEPHONE, (2) INTERNET, (3) COMPLETING, SIGNING AND RETURNING A PAPER PROXY CARD BY MAIL IF YOU RECEIVED PRINTED PROXY MATERIALS, OR (4) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast via telephone or the internet must be cast prior to 11:59 p.m., Eastern Time, on May 13, 2018.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to make sure that your shares are represented at the Annual Meeting. Voting by proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.

If you plan to attend the Annual Meeting, please note that admission will be on a first come, first served basis. You may obtain directions to the Montage Beverly Hills Hotel, 225 North Canon Drive, First Floor Library, Beverly Hills, California 90210 by calling the Montage Beverly Hills Hotel directly at (888) 860-0788. Each stockholder who attends may be asked to present valid picture identification such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will also need to bring a copy of a brokerage account statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Thank you in advance for your cooperation and continued support. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors,

/s/ KORI L. OGROSKY Kori L. Ogrosky, Executive Vice President, General Counsel and Corporate Secretary

Beverly Hills, California
March 28, 2018

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. The Board of Directors of PacWest Bancorp is referred to in this Proxy Statement as "the Board of Directors", "the Board" or "Board". PacWest Bancorp is referred to in this Proxy Statement as "PacWest", "the Company", "we" or "our". Pacific Western Bank is referred to in this Proxy Statement as "the Bank".

This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company's 2017 performance, please review the Company's Annual Report on Form 10-K for the year ended December 31, 2017 (the "Annual Report").

VOTING AND MEETING INFORMATION

Please carefully review the proxy materials for the 2018 Annual Meeting that will be held on May 14, 2018 at 10:30 a.m., Pacific Time, at the Montage Beverly Hills Hotel, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 19, 2018 (the "Record Date"). On the Record Date, there were 125,153,957 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Advance Voting Methods

Even if you plan to attend the Annual Meeting in person, please vote right away using one of the following advance voting methods (see page 6 for additional details).

You can vote in advance in one of three ways:

  •
  Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET;

  •
  Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE; or

  •
  If you received a paper proxy card or voting instruction form, complete, sign, date and return the proxy card or voting instruction form in the enclosed envelope BY MAIL.

Attending and Voting at the Annual Meeting

All stockholders of record may vote in person at the Annual Meeting. Beneficial owners of shares held in "street name" may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to question 2 on page 6.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Unless you previously elected to receive paper copies of our proxy materials, we are sending our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") that will instruct you on how to access the proxy materials and proxy card to vote your shares by telephone or over the internet. If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions included in the Notice.

It is anticipated that the Notice will be mailed to stockholders on or before April 4, 2018.

The Notice, this Proxy Statement and our Annual Report are available at our Investor Relations website at www.pacwestbancorp.com/docs.

Compensation Discussion and Analysis—Executive Summary(page 32)

The Company had a solid year in 2017 in key financial and non-financial areas. Our five-year financial performance below also highlights the continued growth and success of our Company. Our 2017 financial and non-financial highlights are as follows:

  •
  Net earnings of $2.91 per diluted share;

  •
  Net loan and lease production of $4.7 billion and growth, excluding acquired and sold loans, of 7%;

  •
  Tax equivalent net interest margin ("NIM") of 5.10%;

  •
  Increased core deposits by $3.4 billion, including $2.7 billion of core deposits from the CU Bancorp ("CUB") acquisition;

  •
  Returned $347 million to stockholders through dividends and share repurchases; and

  •
  Acquired CUB, including $2.1 billion of high-quality loans.

Fiscal Year	Diluted Earnings Per Share	Net Earnings (In Millions)	Tangible Book Value Per Share(1)	Total Assets (In Billions)	Return on Average Assets	Return on Tangible Common Equity(1)

2017	$2.91	$357.8	$18.24	$25.0	1.58%	15.2%
2016	$2.90	$352.2	$18.71	$21.9	1.66%	15.5%
2015	$2.79	$299.6	$17.86	$21.3	1.70%	15.8%
2014	$1.92	$168.9	$17.17	$16.2	1.27%	11.9%
2013	$1.08	$45.1	$12.72	$6.5	0.74%	8.3%

(1)
The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. The methodology for determining these non-GAAP measures may differ among companies. For more information regarding the calculation of these non-GAAP financial measures, please refer to the Company's Annual Report.

Ballot Items

Stockholders are being asked to vote on the following proposals at the Annual Meeting:

Board Recommendation

PROPOSAL 1. Election of Directors (page 21)
To elect twelve (12) directors.	FOR
PROPOSAL 2. Advisory Vote on Executive Compensation (page 56)
To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers.	FOR
PROPOSAL 3. Ratification of the Appointment of Independent Auditors (page 61)
To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2018.	FOR

Director Nominees(page 24)

The following table provides summary information about each director nominee:

Name	Age(1)	Independent	Director Since	Committee Memberships(2)

Tanya M. Acker	47	Yes	2016	R
Paul R. Burke	55	Yes	2015	A, CNG, ALM (Chair), E
Craig A. Carlson	67	Yes	2010	A, E, R (Chair)
John M. Eggemeyer, III	72	Yes	2000	E (Chair)
C. William Hosler	54	Yes	2014	A, CNG, E
Susan E. Lester	61	Yes	2003	A (Chair), ALM, E, R
Roger H. Molvar	62	Yes	2014	A, CNG, R
James J. Pieczynski	55	No	2014	ALM, R
Daniel B. Platt	71	Yes	2003	ALM, R
Robert A. Stine	71	Yes	2000	CNG (Chair), E
Matthew P. Wagner	61	No	2000	ALM, E, R
Mark T. Yung(3)	44	Yes	2017	A, R

(1)
As of the Record Date

(2)
A = Audit Committee; ALM = Asset/Liability Management Committee; CNG = Compensation, Nominating and Governance Committee; E = Executive Committee; R = Risk Committee

(3)
Mr. Yung will become an Audit Committee member and a Risk Committee member immediately following his election to the Board at the Annual Meeting.

2017 Executive Compensation Decisions(page 37)

We assess executive officer performance by analyzing specific, achieved Company financial goals. The Company's executive compensation program balances short and long-term Company performance with stockholder value creation. We align executive compensation to the success of the

Company and the interests of our stockholders by making annual cash incentive bonus payments to executive officers based on Company achievement of pre-established performance measures that are directly tied to Company performance. Executive officers are only entitled to target or above-target annual cash incentive bonus payments if the Company delivers target or above-target performance with respect to these measures. Conversely, executive officers are not entitled to annual cash incentive bonus payments if Company performances measures are below pre-determined thresholds.

In addition, the Company's long-term incentive compensation plan ties a meaningful portion of executive officer compensation to Company performance. Specifically, 50% of an executive officer's long-term incentive compensation is granted in the form of performance-based restricted stock units ("PRSUs") that vest only upon the attainment of key Company financial performance metrics. The other 50% of an executive officer's long-term incentive compensation is time-based restricted stock awards ("TRSAs") that vest ratably over four years. The Company believes this long-term incentive compensation grant structure appropriately aligns Company performance with stockholder interest.

Details of our executive compensation principles, process and decisions can be found under the "Compensation Discussion and Analysis" ("CD&A") section of this Proxy Statement.

Corporate Governance(page 12)

The Company is committed to maintaining strong governance practices, and the Board regularly reviews its governance procedures to ensure compliance with laws, rules and regulations. Our website at www.pacwestbancorp.com includes important information about our policies and Board committee charters, including the Company's Corporate Governance Guidelines (the "Guidelines"), our Code of Business Conduct and Ethics, and all of the Company's Securities and Exchange Commission ("SEC") filings and press releases. Examples of our corporate governance practices are set forth in the "Corporate Governance" section of this Proxy Statement.

Stockholder Engagement

We engage with our stockholders on governance and compensation matters as part of our commitment to continue to be responsive to stockholders and to ensure that our actions are informed by the viewpoints of our investors. In the past several years, we have spoken to a number of our stockholders to ensure our compensation program continues to align executive compensation with stockholder value creation and to discuss important corporate governance matters including our continued commitment to enhance Board diversity.

We regularly review and improve our pay practices to ensure they are aligned with stockholder interests. Our 2017 "say-on-pay" 96.63% approval vote confirmed that our stockholders agree with our compensation principles and process. Notwithstanding our positive "say-on-pay" vote, we continue to have regular conversations with our significant stockholders to discuss their perspectives about our executive compensation program and corporate governance principles, and we routinely incorporate stockholder feedback into aspects of our executive compensation program. Details of our compensation program begin under the CD&A section on page 32.

Previous stockholder concerns included the following:

Stockholder Feedback	Changes Made In Response

• Concern that not enough executive compensation is tied to Company performance	• Restructured our executive compensation program in 2016 to directly align executive compensation with long-term stockholder value creation and Company performance
• Added grants of PRSUs to executive officers that vest only upon the achievement of objective performance metrics and represent 50% of an executive's annual equity award based on the grant date value

• Concern that key performance metrics with respect to PRSUs be rigorous	• Established Relative TSR, EPS growth and ROAA metrics (described in detail under "Compensation, Discussion and Analysis—2017 Executive Compensation Decisions")

Stockholders are urged to read the CD&A section and other information in this Proxy Statement. The Compensation, Nominating and Governance Committee (the "CNG Committee") and the Board believe that the information provided in this section demonstrates that our executive compensation program addresses feedback received from our stockholders and engages and aligns our executives' compensation with the Company's short-term and long-term performance and the creation of long-term stockholder value while, at the same time, providing the compensation and incentives needed to attract, reward, motivate and retain key executives who are critical to executing the Company's strategy for long-term success.

Information About the Annual Meeting and Voting(page 6)

Please see the Information About the Annual Meeting and Voting section beginning on page 6 for important information about the Annual Meeting. The deadlines to submit stockholder proposals for the 2019 Annual Meeting of Stockholders can be found in the "Other Business" section on page 71.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at our Annual Meeting and at any postponements or adjournments thereof.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.  Who is entitled to vote? How many votes am I entitled to?

Only stockholders of record as of the close of business on March 19, 2018 (the "Record Date") may vote at the Annual Meeting. According to EQ Shareowner Services, our transfer agent, there were 125,153,957 shares of common stock outstanding held by approximately 1,806 stockholders as of the Record Date, excluding 1,386,541 shares of unvested time-based restricted stock.

Each holder of the Company's common stock is entitled to one vote for each share recorded in his or her name on the books of the Company as of the close of business on the Record Date on any matter submitted to the stockholders for a vote, except that stockholders may vote their shares cumulatively for the election of director nominees if certain conditions are met at the Annual Meeting. Cumulative voting may only be exercised at the Annual Meeting if: (i) the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and (ii) at least one stockholder has given advance notice of his or her intention to cumulate his or her votes. If one of the Company's stockholders gives advance notice of the intention to vote cumulatively, then persons holding the proxies solicited by the Board will exercise his or her cumulative voting rights, at his or her discretion, to vote the shares he or she holds in such a way as to ensure the election of as many of the Board's nominees as he or she deems possible. As of the date of this Proxy Statement, we have not received written notice from any stockholder of his or her intention to vote his or her shares cumulatively.

Cumulative voting provides each stockholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, which such stockholder can then vote in favor of one or more director nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,200 votes which you could then distribute among one or more director nominees since there are twelve (12) directors to be elected.

2.  What different methods can I use to vote?

By Telephone or the Internet—Stockholders can vote their shares via telephone, the internet as instructed in the Notice, or on the enclosed proxy card if you received a paper copy of the proxy materials. The telephone and internet procedures are designed to authenticate a stockholder's identity, to allow stockholders to vote their shares, and to confirm a stockholder's instructions have been properly recorded. The telephone and internet voting facilities will close at 11:59 p.m., Eastern Time, on May 13, 2018.

By Mail—Stockholders that receive a paper proxy card may vote by completing, signing and dating their proxy cards and mailing them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by us prior to the Annual Meeting. If your shares are held in "street name", you should check with your bank, broker or other agent and follow the voting procedures required by your bank, broker or other agent to vote your shares.

In Person—Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in "street name" may be voted by you in person at the Annual Meeting only if you provide a legal proxy from the bank, broker or other agent that holds your shares giving you the right to vote the shares at the Annual Meeting.

3.  How many shares must be represented at the Annual Meeting to constitute a "quorum"?

A majority of the outstanding shares of common stock of the Company must be present at the Annual Meeting, either in person or by proxy, to constitute a quorum. There must be a quorum for the Annual Meeting to be held. If you return a signed proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes will also be counted as being present for purposes of determining a quorum.

4.  What is the vote necessary to approve each of the proposals being considered at the Annual Meeting?

The election of director nominees proposal requires the affirmative vote of a majority of the votes cast with respect to such director in an uncontested election (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee). As of the date of this Proxy Statement, none of the director nominees is being contested, but in a contested election (where the number of director nominees exceeds the number of director nominees to be elected) the standard for election of director nominees is a plurality of the votes cast such that the 12 director nominees receiving the greatest numbers of votes "for" will be elected as directors without regard to the number of shares voted against such director nominees. The director nominee proposal and the other proposals being considered at the Annual Meeting are set forth below.

Proposals	Votes Required	Effect of Abstentions

1. Election of Directors	Majority of votes cast	No effect
2. Advisory Vote on Executive Compensation	Majority of votes cast	Vote Against
3. Ratification of the Appointment of Independent Auditors	Majority of votes cast	Vote Against

Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such entities have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker, or other nominee does not have discretionary power to vote) will be treated as "present" for quorum purposes, but will not have an impact on the vote on any proposal.

5.  If I hold shares of PacWest common stock pursuant to the PacWest 401(k) Plan, will I be able to vote?

Yes. You will receive a proxy card for the shares held in your 401(k) plan account which you should return as indicated on the instructions accompanying the proxy card.

6.  Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We sent our stockholders by mail or e-mail a Notice containing instructions on how to access our proxy materials over the internet and vote online. This Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.

We provided some of our stockholders with paper copies of the proxy materials instead of the Notice. If you received paper copies of the Notice or proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically as described below under "How can I receive my proxy materials electronically in the future?".

7.  What is the difference between a stockholder of record and a beneficial owner of shares held in "street name"?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you requested printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in "street name", and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account.

8.  Why did I receive more than one Notice or multiple proxy cards?

You may receive more than one Notice or multiple proxy cards if you hold your shares in different ways (i.e., joint tenancy, in trust or in custodial accounts). You should vote each proxy that you receive.

9.  How can I receive my proxy materials electronically in the future?

To receive proxy materials electronically by e-mail, follow the instructions described below or in the Notice.

If you received proxy materials by mail and you would like to sign up to receive these materials electronically in the future, please have your proxy card available and register by going to www.proxyvote.com and follow the instructions for requesting meeting materials, call 1-800-579-1639, or contact your brokerage firm, bank, or other similar organization that holds your shares.

If you previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the Annual Meeting or for future meetings, please follow the instructions on the website referred to in the Notice.

10.  What do I have to do to vote?

If your shares are registered in your own name with our transfer agent, you may vote by internet or by telephone as indicated on the proxy card. If you received a paper proxy card, you may also vote by mail by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted as follows:

  •
  "FOR" the election of each of the director nominees under "PROPOSAL 1—ELECTION OF DIRECTORS";

  •
  "FOR" the approval, on an advisory basis (non-binding), of the compensation of the Company's named executive officers under "PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION"; and

  •
  "FOR" the ratification of the appointment of KPMG LLP as the Company's independent auditors for 2018 under "PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS".

11.  May I revoke or change my vote?

You may change or revoke your vote at any time before it is counted at the Annual Meeting by:

  •
  Notifying our Corporate Secretary in writing at 9701 Wilshire Boulevard, Suite 700, Beverly Hills, California, 90212 that you wish to revoke your proxy;

  •
  Submitting a later-dated proxy card;

  •
  Attending the Annual Meeting and voting in person;

  •
  Calling the toll-free number on the Notice or proxy card not later than 11:59 p.m., Eastern Time, on May 13, 2018 and following the directions provided; or

  •
  Going to the website listed on the Notice or proxy card, following the instructions provided and submitting your change no later than 11:59 p.m., Eastern Time, on May 13, 2018.

Attending the Annual Meeting will not automatically revoke your prior proxy. You must comply with one of the methods indicated above in order to revoke your proxy.

If you hold your shares in "street name", you should receive a proxy card from your bank or brokerage firm asking you how you want to vote your shares. If you do not receive a proxy card, then you should contact the bank or brokerage firm in whose name your shares are registered and obtain a proxy card from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of how to vote and how to change or revoke your vote and of the effect of not indicating a vote.

12.  How will voting on any other business be conducted?

We do not know of any business to be considered at the Annual Meeting other than the matters listed in this Proxy Statement. For record holders, if any other business is properly presented at the Annual Meeting, including any proposal to adjourn or postpone such Annual Meeting, any of the persons named on the proxy card as your designated proxies may vote on such matter in his or her discretion. If you hold your shares in "street name", please see the materials provided by your bank or brokerage firm for an explanation of how your shares will be voted on any other business.

13.  Who pays the cost of soliciting proxies on behalf of the Company?

The Company pays the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. These directors, officers and employees receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

14.  How do I get more information about the Company?

The Notice provides internet instructions on how to access and review the proxy materials including our Annual Report that contains our consolidated financial statements. Our Annual Report includes a list of exhibits filed with the SEC but does not include the exhibits.

If you wish to receive copies of the exhibits, please write to the following address:

Investor Relations
PacWest Bancorp
9701 Wilshire Blvd, Suite 700
Beverly Hills, California 90212

You may also send your request by e-mail to investor-relations@pacwestbancorp.com.

The Company's Annual Report is included with the proxy materials.

15.  What is "householding" and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice unless we are notified that one or more of these stockholders wishes to receive individual copies. This "householding" procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding and you and other stockholders of record with whom you share an address receive multiple copies of the Notice and any accompanying documents, or if you hold Company stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, EQ Shareowner Services, P.O. Box 64874, St. Paul, Minnesota 55164-0874 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of the Notice and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact EQ Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

CORPORATE GOVERNANCE
In this section, you will find:
• Governance Framework • Board Committees • Director Compensation • Director Nominees

CORPORATE GOVERNANCE

Governance Framework

The Company is committed to a robust governance framework, and we have adopted the following corporate governance best practices:

  •
  Directors elected annually

  •
  Board recruitment and refreshment

  •
  Majority vote standard for the election of directors in uncontested elections

  •
  Codified independent lead director role

  •
  Majority independent directors

  •
  Independent key committees

  •
  Annual Board and committee self-assessments

  •
  Annual Board review of senior management succession plans

  •
  Anti-hedging policy

  •
  Active stockholder engagement program

  •
  Stock ownership guidelines for our directors and executive officers

  •
  Clawback provisions for executive incentive compensation

  •
  Double trigger change of control provisions for stock awards

  •
  No tax gross-up payments

Board Leadership Structure

Each year, the Board evaluates the Company's board leadership structure to ensure that it remains an appropriate structure for our Company and stockholders. Our current structure provides for separate roles of the Chairman of the Board ("Chairman") and Chief Executive Officer ("CEO"), a lead independent director ("Lead Independent Director") and active, independent directors. We believe this structure provides for open communication between the Board and management and provides the oversight and safeguards necessary to operate our business successfully.

Board Leadership Structure
• Chairman of the Board: John M. Eggemeyer, III
• Chief Executive Officer: Matthew P. Wagner
• Lead Independent Director: C. William Hosler
• All Committees chaired by independent directors

In Mr. Eggemeyer's role as Chairman, he has responsibility for, among other things:

  •
  chairing meetings of the Company's Board and the annual meeting of stockholders;

  •
  reviewing and approving Board meeting agendas, meeting schedules and information provided to the Board, and ensuring such information is appropriately disseminated;

  •
  acting as liaison between the non-management members of the Board and management;

  •
  meeting periodically with the CEO for informal discussion concerning major issues involving the Company; and

  •
  providing input to the CNG Committee concerning the performance of the CEO.

In Mr. Hosler's role as Lead Independent Director, he has considerable authority and responsibility, including the following:

  •
  presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

  •
  serving as a liaison between the Chairman and the independent directors;

  •
  serving as a member of the Executive Committee (see "—Board Committees—Executive Committee" below);

  •
  reviewing and approving Board meeting agendas, meeting schedules and information provided to the Board;

  •
  ensuring that matters of concern or of interest to the independent directors are appropriately scheduled for discussion at Board meetings;

  •
  having the authority to call meetings of the independent directors;

  •
  being available for consultation and direct communication with stockholders, as appropriate; and

  •
  performing such other duties as the Chairman or the Board may from time to time delegate or request.

Board Recruitment and Refreshment

The CNG Committee regularly considers the composition of our Board to ensure there is a proper combination of skills and viewpoints. In 2017, the Board conducted a search to identify new director nominee candidates who would enhance the mix of leadership skills and qualifications on our Board. On May 17, 2017, the Board decreased its size by one to 12 and filled the vacancy by appointing Mr. Mark T. Yung to serve on the Board until such time as his successor is duly elected and qualified or until his earlier resignation or removal.

During 2017, the Board met 11 times. The independent directors met three times in executive session during 2017, and Mr. Hosler, the Lead Independent Director, presided over these sessions. In 2017, each director (other than Ms. Acker and Mr. Fremder) attended at least 75% of the meetings of the Company's Board (held during the period for which he or she has been a director) and the committees on which he or she served (held during the period that he or she served).

The Board's policy regarding director attendance at the Annual Meeting is that directors are encouraged but not required to attend. Five directors attended the 2017 Annual Meeting of Stockholders. The Company makes appropriate arrangements for directors who choose to attend and reimburses directors for reasonable expenses in connection with his or her attendance.

Independent Director Information

In 2017, independent directors comprised a majority of the Board in accordance with the Company's Guidelines. At least annually, the Board, with the assistance of the CNG Committee, evaluates director independence based on the Nasdaq listing standards and applicable SEC rules and regulations.

In February 2018, the Board affirmatively determined, upon the recommendation of the CNG Committee, that each director nominee, with the exceptions of Messrs. Pieczynski and Wagner, met the independence requirements of the Nasdaq listing standards and applicable SEC rules and regulations, including the independence requirements for committee membership. In making such determinations, the Board evaluated banking, commercial, service, familial or other transactions involving each director or immediate family member and their related interests and the Company, if any.

In identifying and recommending director nominees, the CNG Committee places primary emphasis on the criteria set forth under "Selection of Directors" in our Guidelines, namely: (i) personal qualities and characteristics, accomplishments and professional reputation; (ii) current knowledge and contacts in the communities in which the Company does business and in the banking industry or other industries relevant to the Company's business; (iii) ability and willingness to commit adequate time to Board and committee matters; (iv) the skills and personality of director nominees with those of other directors in creating a Board that is effective, collegial and responsive to the needs of the Company; (v) diversity of viewpoints, backgrounds, experience and geographical location; and (vi) ability and skill set as well as other relevant experience.

While the CNG Committee does not set specific, minimum qualifications that a director nominee must meet in order for the CNG Committee to recommend the director nominee to the Board, it believes that each director nominee should be evaluated based on his or her individual merits taking into account the needs of the Company and the composition of the Board. Through the Board's annual self-evaluation process, the CNG Committee evaluates the composition of the Board, including whether the diversity of the Board members is appropriate to advise the Company on its risks and opportunities.

Members of the CNG Committee may seek input from other members of the Board in identifying possible candidates, and may, at its discretion, engage one or more search firms to assist in the recruitment of director candidates. The CNG Committee will consider candidates recommended by stockholders against the same criteria as director nominees not proposed by stockholders. Stockholders who wish to submit director nominees for consideration by the CNG Committee for election at our 2019 Annual Meeting of Stockholders should follow the process detailed in the section entitled "Other Business—Director Nominations" on page 72.

Board Committees

  Risk Committee

The Board delegates authority to the Risk Committee to oversee specific, risk-related issues while facilitating Board comprehension of the Company's overall risk tolerance and enterprise-wide risk management activities and effectiveness. The Risk Committee approves and periodically reviews the Company's enterprise-wide risk management policies and oversees the implementation of the Company's enterprise-wide risk management framework, including the strategies, policies, procedures and systems established by management to identify, assess, measure and manage the Company's material risk categories, including credit and liquidity risk.

The Risk Committee assists the Board committees that oversee specific risk-related issues and serves as a resource to management and its committees including, but not limited to, the Enterprise Risk Management Steering Committee, the Credit Committees, the Model Governance Committee, and the Capital Committee in overseeing risk across the entire Company. The responsibilities of the Risk Committee include, among other things:

  •
  overseeing management's implementation of an enterprise-wide risk management framework that is commensurate with the Company's structure, risk profile, complexity, activities and size, including the development and implementation of effective policies, processes, and procedures designed to ensure that risks are properly controlled, quantified and within the Company's risk appetite and risk tolerance ranges, and periodically reviewing and evaluating such framework, policies, processes and procedures;

  •
  approving and periodically reviewing the Company's enterprise-wide risk management policies;

  •
  at least annually, reviewing and recommending to the Board for approval the Company's annual risk appetite statement and the limits and tolerance ranges within it;

  •
  reviewing and discussing management's assessment of the Company's aggregate enterprise-wide risk profile and the alignment of the Company's risk profile with the Company's strategic plan, goals and objectives;

  •
  reviewing reports from management, including the Chief Risk Officer ("CRO"), the Chief Credit Officer ("CCO"), the Chief Financial Officer ("CFO"), and the Capital Committee, and, if appropriate, other Board committees, regarding matters relating to risk management and/or the Company's risk and compliance organization, including those regarding emerging risks and other selected risk topics and/or enterprise-wide risk issues; and

  •
  overseeing other risk management activities, including internal or external credit review, credit management and administration, allowance for credit losses, lending compliance, capital planning and stress testing, and operations and systems risk.

The Company's CRO, CCO, CFO, and Executive Vice President, Manager of Operations and Systems report on a quarterly basis to the Risk Committee, or more frequently as needed, regarding areas within their supervision that pertain to the Company's risk profile. The Risk Committee also receives reports from the Company's external credit review consultants.

A copy of our Risk Committee charter, last approved in February 2018, may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance". During 2017, the Risk Committee met five times.

  Asset/Liability Management ("ALM") Committee

The ALM Committee monitors the asset and liability strategies of the Company to ensure compliance with all applicable regulatory and reporting requirements and Company policies. The objective of the Company's ALM policy is: (i) to manage balance sheet and off-balance sheet assets and liabilities in an effort to maximize the spread between interest earned on our interest-earning assets and interest paid on our interest-bearing liabilities, (ii) to maintain acceptable levels of interest rate risk, and (iii) to ensure that the Company has the ability to pay liabilities as they come due and fund continued asset growth. The Company's ALM activities are typically discussed monthly by the executive management members responsible for managing ALM activities. The responsibilities of the ALM Committee include, among other things:

  •
  Reviewing the Asset/Liability Management Policy, the Investment Policy, the Interbank Liability Policy, the Bank Owned Life Insurance Policy, the Liquidity Management Policy, the Volcker Rule Policy, the Warrant Policy, and the Contingency Funding Policy;

  •
  Reviewing with management investment processes and procedures which focus on the strategic directions of the Company;

  •
  Reviewing the execution of asset/liability management and investment strategies;

  •
  Reviewing the established monitoring and reporting system which focuses on measuring the Company's exposure to interest rate risk and liquidity position;

  •
  Monitoring performance of the Bank's investment portfolio and strategies; and

  •
  Reviewing and approving changes to Treasury policies and recommending approval by the Board.

A copy of our ALM Committee charter, last approved in February 2018, may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance". During 2017, the ALM Committee met four times.

  Audit Committee

The Audit Committee assists the Board in its oversight responsibilities for: (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the independent auditors and the Company's internal audit function, and (v) in conjunction with the Company's Risk Committee, the Company's risk management functions.

The responsibilities of the Audit Committee include, among other things:

  •
  With respect to the independent auditors: (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding accounting and financial reporting matters), (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, and (iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors.

  •
  With respect to the internal audit function: (i) in conjunction with the Company's Chief Audit Executive ("CAE"), to select, engage, oversee, and retain the Company's internal auditors, and to review and evaluate qualifications, performance and independence of the Managing Partner and other members of the internal audit function (whether out-sourced or performed in-house), and (ii) to review reports from the internal auditors regarding internal controls and procedures, the Company's financial controls, accounting system, operational controls and procedures, regulatory and legal compliance and changes to the Company's policy and procedures manuals.

  •
  With respect to accounting principles and policies, financial reporting and internal control over financial reporting: (i) to review from management, the internal auditors and the independent auditors a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, and (ii) to review and assess the adequacy of the Company's Related-Party Transactions Policy ("RPT Policy") at least annually and recommend any changes to the Board and to review and approve all related-party transactions of the Company.

  •
  With respect to reporting and recommendations, to review with management disclosures contained in press releases and financial statement filings with the SEC.

Management is responsible for the preparation, presentation and integrity of the Company's financial statements and the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually reporting on the effectiveness of the Company's internal control over financial reporting and other procedures. Our independent auditors, KPMG LLP, and its team members have extensive, long-term knowledge of the Company and the banking industry.

The Board determined that the following nominees to the Audit Committee are financially literate and that each of Messrs. Burke, Carlson, Hosler, Molvar and Yung1 and Ms. Lester is qualified as an audit committee financial expert with accounting or related financial management expertise, in each case in accordance with the rules of the SEC and the listing standards of Nasdaq. For additional information regarding the background and relevant experience of Messrs. Burke, Carlson, Hosler, Molvar, and Yung and Ms. Lester, please see the biographies of director nominees under the section entitled "Proposal 1: Election of Directors" beginning on page 21. Information regarding the functions performed by the Audit Committee can be found in the "Audit Committee Report" included in this Proxy Statement and in the Audit Committee charter.

A copy of our Audit Committee charter, last approved in February 2018, may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance". During 2017, the Audit Committee met 12 times.

  Compensation, Nominating and Governance Committee

The CNG Committee reviews, approves, and makes recommendations to the Board on matters concerning the compensation and benefits, including equity compensation, of the Company's executive officers, directors, and employees. The CNG Committee is responsible for the creation of compensation principles and processes that are designed to balance risk and reward in a way that does not encourage unnecessary risk taking by our employees. The CNG Committee also ensures that our compensation programs are competitive and aligned with the long-term interests of our stockholders. The responsibilities of the CNG Committee include, among other things:

  •
  Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and recommending to the Board for determination, the CEO's compensation level based on this evaluation;

  •
  Determining the compensation of all other executive officers of the Company;

  •
  Approving any new equity compensation plan or any material change to an existing plan where stockholder approval is not required, making recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans, and the Company's 401(k) plan(s) or other employee benefit plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans;

  •
  Approving the annual performance measures, performance targets, performance weights, achievement levels and award opportunities under the Company's Executive Incentive Plan ("EIC Plan");

  •
  Reviewing, at least annually, all components of compensation of the CEO and executive officers of the Company, including perquisites; and

  •
  With respect to equity based compensation, approving grants of equity based awards to eligible employees.

1
Mr. Yung will become an Audit Committee member immediately following his election to the Board at the Annual Meeting.

The CNG Committee engages an independent compensation consultant no less than once every three years, when there is a significant change in the Company or when meaningful changes to compensation or the Company's compensation program are proposed. The CNG Committee reviews both compensation and performance of peer companies as just one among several factors to inform its decision-making process so it can set total compensation levels commensurate with the Company's performance and strategic initiatives.

In late 2015 and early 2016, Willis Towers Watson ("WTW") served as the independent compensation consultant to the CNG Committee, and WTW reported directly to the CNG Committee with respect to the creation of a long-term incentive compensation plan that aligned with stockholder interests. In late 2016 and early 2017, the CNG Committee again engaged WTW to: (i) review the total compensation of the CEO and (ii) review the application of the long-term incentive program. At the request of the CNG Committee, during each of these engagements, WTW met with members of management for purposes of gathering information on management proposals and recommendations to be presented to the CNG Committee.

The CNG Committee assists the Board in promoting the best interests of the Company and its stockholders through the implementation of sound corporate governance principles and practices, which helps to frame our organization-wide risk management policies, including oversight of the Company's Clawback Policy and Stock Ownership Guidelines. The CRO, the General Counsel and the Executive Vice President, Human Resources formed a working group to evaluate all incentive-based compensation plans as they pertain to certain groups of employees of the Company. This group regularly reviews Company performance, our compensation principles and processes, trends, regulatory developments, and other topics. This review confirmed that our incentive compensation plans encourage behavior that is within the Company's risk tolerance, are compatible with effective controls and risk management, and are supported by strong corporate governance, including a risk and control monitoring process.

For further information on the Company's processes and procedures for the consideration and determination of director compensation, please see the section entitled "Director Compensation" on page 22. For further information on the Company's processes and procedures for the consideration and determination of executive compensation, please see the section entitled "Compensation Discussion and Analysis" beginning on page 32.

A copy of our CNG Committee charter, last approved in February 2018, may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance". During 2017, the CNG Committee met six times.

  Executive Committee

During 2017, the Executive Committee did not meet. The primary purpose of the Executive Committee is to meet when it is impractical for the full Board to meet and act on behalf of the Board, to the full extent permitted by law. In addition, the Executive Committee is a forum to review other significant matters not addressed by the other Board committees and to make appropriate recommendations to the Board. The Executive Committee has not met since 2012.

Board's Role in Risk Oversight

We believe that effective risk management is of primary importance to the success of our Company because our business exposes us to credit, interest rate, liquidity, compliance, strategic, reputational, legal, human resources, capital, operations, information systems and information technology risks. As a result, we have a comprehensive enterprise-wide risk management process that monitors, evaluates and manages the risks we assume in conducting our activities.

The Board is responsible for overseeing the Company's risk management processes and effectively challenging management's strategic initiatives. Our Board's oversight of risk management is managed through the responsibilities of the following Board standing committees: (i) the Risk Committee, (ii) the ALM Committee, (iii) the Audit Committee, and (iv) the CNG Committee, and each of these committees is responsible for monitoring risks within their areas of responsibility as well as the Company's risks. Each committee reports to the Board, and the Board has overall responsibility for ensuring that overall risk awareness and risk management is appropriate. Our Risk Appetite Statement details the policies and procedures for assessing, measuring and controlling these risks, with key performance indicators tracked quarterly and reported to the Board through a risk dashboard.

The Board engages in regular risk-management discussions with the CEO; CFO; CCO; CRO; CAE; Executive Vice President, Manager of Operations and Systems; Executive Vice President, Human Resources; Executive Vice President, General Counsel; and other Company officers as the Board may deem appropriate.

As a general matter, except for cases where a particular committee may choose to meet in executive session, all Board members are invited (but not required) to attend the regular meetings of all Board committees. We believe that this open and collaborative structure provides for a more informed Board and also helps the Board understand and monitor the various internal and external risks to which the Company may be exposed.

Our Company's management is responsible for day-to-day risk management. Our Internal Audit, Risk Management, Information Technology, Human Resources, Legal, Accounting, Finance and Treasury departments, among others, monitor Company-wide policies and procedures and the day-to-day risk oversight of the Company. We believe that this approach to risk management adequately addresses the risks facing the Company.

Certain Relationships and Related-Party Transactions

Related-Party Transactions Policy

The RPT Policy prohibits Related-Party Transactions unless they are approved or ratified by the Audit Committee. The Board-approved RPT Policy governs the approval of "related-party transactions". "Related-Party Transactions" include any transaction involving:

  •
  a director or director nominee, executive officer, or any of his or her respective immediate family members (each, a "Parent Related Person");

  •
  any entity for which any Parent Related Person is an executive officer or general partner ("Parent Related Entity");

  •
  any person/entity or affiliated group that beneficially owns 5% or more of the outstanding shares of Company common stock or any of their immediate family members (a "5% Owner"); and

  •
  any other entity: (i) in which one or more Parent Related Persons, Parent Related Entities or 5% Owners individually or in the aggregate (aggregating the interests of all such persons), direct or indirectly, possesses a 10% or greater equity or voting interest or (ii) that is otherwise controlled by any one or more Parent Related Persons, Parent Related Entities or 5% Owners, individually or in the aggregate.

These transactions would need to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC. Such transactions do not include, however, indemnification payments or compensation paid to directors and executive officers for their services as directors and executive officers.

Our General Counsel, in consultation with management and outside counsel, analyzes all potential Related-Party Transactions brought to the attention of the Company to determine whether a transaction constitutes a Related-Party Transaction. If a transaction constitutes a Related-Party Transaction, the Audit Committee will review the transaction to determine whether to approve the transaction. In making its determination, the Audit Committee considers several factors including, but not limited to:

  •
  whether the terms of the Related-Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related-Party;

  •
  whether there are business reasons for the Company to enter into the Related-Party Transaction;

  •
  whether the Related-Party Transaction would impair the independence of an outside director; and

  •
  whether the Related-Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or other Related-Party, the direct or indirect nature of the director, executive officer or other Related-Party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Any member of the Audit Committee that has an interest in a transaction under review must abstain from voting on the Related-Party Transaction, but may, if the Audit Committee Chairperson requests, participate in the Audit Committee's discussion of the transaction.

Mr. Mark T. Yung was appointed to the Board on May 17, 2017. During 2017, the Bank provided a revolving line of credit, with a limit of $5 million, to an entity in which Mr. Yung is the executive chairman and has an ownership interest of approximately 3%. Interest income and fees associated with this revolving line of credit were $174,837 for the year ended December 31, 2017. No principal was paid on this loan in 2017, and the outstanding loan balance was $3,939,916 as of December 31, 2017.

Family Relationships

There are no family relationships among any of the directors or executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

During 2017, Messrs. Burke, Hosler, Molvar, and Stine served on the CNG Committee. None of these current directors was formerly, or during 2017, an officer or employee of the Company or any of its subsidiaries.

No executive officer of the Company serves on the board of directors of any other company that has one or more executive officers serving as a member of the CNG Committee. In addition, no executive officer of the Company serves as a member of the compensation committee of the board of any other company that has one or more executive officers serving as a member of the Board of Directors or the CNG Committee. No such interlocking relationships existed during 2017.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

The Board is currently composed of 12 directors, of which 11 directors were elected at the 2017 Annual Meeting of Stockholders held on May 15, 2017, and one director, Mr. Yung, was appointed to the Board at the May 17, 2017 Board meeting.

The 12 director nominees have been recommended by the CNG Committee and approved by the Board as nominees for election to serve as directors of the Company until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All director nominees are current directors.

Director Core Competencies

Our Board members represent a mix of experience, tenure, diversity, leadership, skills and qualifications in areas of importance to our Company. The CNG Committee believes the following director qualifications are the most important to oversee the interests of our Company:

Vote Required

In an uncontested election, a director must be elected by a majority of the votes cast with respect to him or her (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast such that the nominees receiving the greatest number of votes "for" will be elected as directors without regard to the number of shares voted "against" such nominee.

A director who does not receive a majority of the votes cast in an uncontested election must tender his or her resignation to the Board. The CNG Committee will consider the resignation and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will act on the CNG Committee's recommendation and publicly disclose its decision and the rationale within 90 days from the date the election results are certified. A director who failed to receive a majority of the votes cast will not participate in the Board's decision.

With respect to the election of directors, absent any specific instruction in the proxies solicited by the Board, the proxies will be voted in the sole discretion of the proxy holders to effect the election of all 12 of the Board's nominees. In the event that any of the Board's nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Company has no reason to believe that any of the nominees will be unable to serve as directors.

The PacWest Board of Directors recommends a vote "FOR" all of the director nominees listed below.

Director Compensation

The CNG Committee evaluates director compensation and compares the compensation of the Company's directors to that offered by peer companies. The CNG Committee recommends to the Board compensation for non-employee directors, and the Board determines director compensation for each fiscal year. The compensation is designed to attract and retain qualified directors and to compensate them for the time and risk associated with being a director. The Company reimburses its directors for reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board and Board committees.

2017 director compensation was as follows:

  •
  Annual Retainers for Board Service:  An annual cash retainer of $172,000 for the Chairman, $126,000 for the Lead Independent Director and $86,000 for each other non-employee director serving on the Board.

  •
  Committee Chair Fees:  Annual retainers for the non-employee chairpersons of each of the Board committees (other than the Executive Committee) of $40,000.

  •
  Equity Grants:  Annual grants of fully-vested shares of Company common stock of approximately $57,000 based on the closing price of Company common stock on the date of the Annual Meeting. The Chairman receives an additional annual grant of fully-vested shares of Company common stock of approximately $57,000.

Stock Ownership Guidelines for Non-Employee Directors

In an effort to ensure that the interests of our non-employee directors are aligned with our stockholders, the Company established non-employee director stock ownership guidelines that require non-employee directors to own shares equal to five times their annual cash retainer. Executive officers, including those serving as directors, are subject to stock ownership guidelines as more particularly described below. Non-employee directors are expected to meet this requirement within five years of the later of May 16, 2016 or the date of their election or appointment to the Board. If the compliance date were the Record Date, other than the two directors who joined the Board in 2016 and 2017, all of the non-employee director nominees meet the stock ownership guidelines for non-employee directors.

The table below presents all compensation paid to non-employee directors of the Company who served during 2017:

2017 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
John M. Eggemeyer, III, Chairman	$172,000	$113,966	—	—	—	$6,000	(2)	$291,966
Tanya M. Acker	$86,000	$56,983	—	—	—	—		$142,983
Paul R. Burke	$116,000	$56,983	—	—	—	—		$172,983
Craig A. Carlson	$126,000	$56,983	—	—	—	—		$182,983
C. William Hosler	$116,000	$56,983	—	—	—	—		$172,983
Susan E. Lester	$126,000	$56,983	—	—	—	—		$182,983
Roger H. Molvar	$86,000	$56,983	—	—	—	—		$142,983
James J. Pieczynski(3)	—	—	—	—	—	—		—
Daniel B. Platt	$86,000	$56,983	—	—	—	—		$142,983
Robert A. Stine	$126,000	$56,983	—	—	—	—		$182,983
Matthew P. Wagner(3)	—	—	—	—	—	—		—
Mark T. Yung(4)	$64,500	$56,965	—	—	—	—		$121,465
Andrew B. Fremder(5)	$42,000	—	—	—	—	—		$42,000
Barry C. Fitzpatrick(5)	$42,000	—	—	—	—	—		$42,000

(1)
Amounts shown are based on the market value of the underlying stock on the date of grant. For further information, see Note 15. Stock-Based Compensation, to the Company's audited financial statements for the fiscal year ended December 31, 2017 included in the Company's Annual Report.

(2)
Represents life insurance premiums paid by the Company.

(3)
No compensation received for service on the Company's Board because individual is an employee director.

(4)
Mr. Yung joined the Company's Board on May 17, 2017.

(5)
The Board determined not to nominate Messrs. Fremder or Fitzpatrick for re-election to the Board at the 2017 Annual Meeting in furtherance of its continued Board refreshment activities.

Director Nominees

The skills, qualities, attributes and experience of the members of the Board provide the Company with a diverse range of perspectives to effectively address the Company's strategic objectives and represent our stockholders' best interests. The biographies below describe the skills, qualities, attributes and experience of the Board nominees.

Tanya M. Acker Independent Director Age: 47 Director Since: 2016 Committees: Risk	Background: Ms. Acker has served as a director of Rainbow Services, a nonprofit organization that provides assistance to victims of domestic violence since March 2017. Ms. Acker is an attorney and arbitrator who has served as one of three judges on a syndicated TV court program since 2014. Ms. Acker has served since 2015 as a trustee and as a member of various committees of the Board of Trustees of Pacific Battleship Center, a nonprofit organization that operates the Battleship IOWA museum. Since 2008, Ms. Acker has served on the board and as a member of the Douglas Dinner and Nominating Committees of Public Counsel, an organization that provides free legal services. Ms. Acker is also Of Counsel at Progress, LLP where her practice focuses on business counseling and litigation. Since 2013, Ms. Acker has served as a director and as a member of the Executive Committee and is legal counsel for the Western Los Angeles County Council of the Boy Scouts of America. Since 2011, Ms. Acker has served as a director and as a member of the Program Committee of the Western Justice Center, a nonprofit organization that promotes alternative dispute resolution. Ms. Acker is also the owner, president and chief executive officer of Free Eagle Ventures, Inc., a California loan-out company. Ms. Acker operated her own private law practice from 2005 until 2013, after which she joined the firm Goldberg, Lowenstein and Weatherwax. From 1997 to 2003, Ms. Acker worked at the law firms of Latham & Watkins and Gibson, Dunn & Crutcher where her practice focused on corporate litigation involving public and private companies and constitutional matters.

Board Qualifications: Legal and Regulatory, Risk Management, Strategic Planning

Paul R. Burke Independent Director Age: 55 Director Since: 2015 Committees: ALM (Chairperson) Audit CNG Executive	Background: Mr. Burke is an officer and director of Northaven Management, Inc., a privately owned investment management firm that he co-founded in 1995 that focuses exclusively on equity investments in the financial services industry. Since 2009, Mr. Burke has served as a director of Optisure Risk Holdings, Inc., formerly known as Kinloch Holdings, Inc., a private insurance brokerage firm, and, since 2015, he served as its chairman and president, and he previously served as acting chief executive officer. From 2010 to 2015, Mr. Burke served as director of Square 1 Financial, Inc., a publicly-traded financial services company that the Company acquired on October 6, 2015, where he served as chairman of the Compensation Committee and as a member of the Audit, Asset Liability, and various other Committees. He also served as a director of Square 1 Bank from 2012 until 2015. From 2001 to 2014, Mr. Burke served as a director of Eastern Insurance Holdings, Inc., a publicly-traded property and casualty insurer where he chaired the Audit Committee and served as a member on various other committees. Mr. Burke served as a director of Northaven UK Limited from 2002 until 2013 and as a director of Rockhill Holding Company from 2007 to 2009. Mr. Burke was vice president at Bankers Trust's Financial Services Group where he spent 10 years as a corporate finance and mergers and acquisitions specialist serving the financial industry.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Craig A. Carlson Independent Director Age: 67 Director Since: 2010 Committees: Audit Executive Risk (Chairperson)	Background: Mr. Carlson is currently a self-employed, financial institution consultant and California real estate broker. He was formerly a bank regulator for 36 years and has over 26 years of experience supervising a bank examination staff of over 125 individuals. From March 2007 until his retirement in June 2010, Mr. Carlson was senior deputy commissioner and chief examiner of the Banking Program for the California Department of Financial Institutions ("DFI"), currently known as the California Department of Business Oversight. In this position, he was responsible for the supervision and regulation of all state chartered commercial and industrial banks as well as other institutions, and he served as a key advisor to the Commissioner of the DFI. Previously, he held positions for the DFI as senior deputy commissioner and deputy commissioner for the San Diego/Orange County Region for the DFI. Mr. Carlson has been a faculty member of the California Banking School and is an active member of the Conference of State Bank Supervisors where he presently serves as a member of its Accreditation Review team.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Legal and Regulatory, Risk Management

John M. Eggemeyer, III Chairman of the Board Age: 72 Director Since: 2000 Committees: Executive (Chairperson)	Background: Mr. Eggemeyer has been an investor, executive and financial advisor in the field of commercial banking for over 30 years. Mr. Eggemeyer is founder and managing principal of Castle Creek Capital LLC, a private equity firm founded in 1990 that specializes in the financial services industry. Since 2004, Mr. Eggemeyer has served as a director of Guaranty Bancorp and currently serves as a member of the Corporate Risk Committee. Previously, Mr. Eggemeyer was chief executive officer of Guaranty Bancorp from 2004 to 2006 and chairman of the board of directors of Guaranty Bancorp from 2004 to 2010. Since December 2016, Mr. Eggemeyer has been a director of The Bancorp, Inc. Mr. Eggemeyer was a director of Heritage Commerce Corp. from August 2010 to December 2016, and he was a director of Pacific Western Bank from 2010 until 2014. Previously, he served as chairman and chief executive officer of White River Capital, Inc., a consumer finance company and its wholly owned subsidiary, Union Acceptance Company LLC. Mr. Eggemeyer was also a director of TCF Financial Corporation and American Financial Realty Trust. Mr. Eggemeyer currently serves as a trustee of Northwestern University where he serves on the Innovation and Entrepreneurship and Finance Committees.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

C. William Hosler Lead Independent Director Age: 54 Director Since: 2014 Committees: Audit CNG Executive	Background: Mr. Hosler is the chief financial officer and member of the board of directors of Catellus Acquisition Company, LLC, a commercial real estate property ownership, management and development company. Mr. Hosler also serves as a director of Fantex, Inc., a Delaware brand building company, where he chairs the Audit Committee and is a member of the Conflicts Committee. Mr. Hosler also serves as a director of the Claremont Country Club where he is the treasurer and is a member of the Building and Finance Committees. Mr. Hosler also serves as chair of the City of Piedmont Budget Advisory and Financial Planning Committee. From November 2008 until March 2011, Mr. Hosler provided consulting services to private equity firms Rockwood Capital and TPG Capital. Mr. Hosler served as a director of CapitalSource Inc. from 2007 until 2014. Mr. Hosler previously served on the board of directors, Audit Committee and Corporate Governance and Nominating Committee of Parkway Properties, Inc., a self-administered, real estate investment trust.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Susan E. Lester Independent Director Age: 61 Director Since: 2003 Committees: ALM Audit (Chairperson) Executive Risk	Background: Ms. Lester has served as a public director for The Options Clearing Corporation, an equity derivatives clearing organization where she chairs the Audit Committee and is a member of the Governance and Nominating Committee since April 2016. From 2004 to March 2017, Ms. Lester served as a director of Arctic Cat, Inc., a publicly-traded company where she chaired the Audit Committee and was a member of the Governance Committee. Ms. Lester is also a trustee of the Francis Parker School where she serves as the chair of the Finance Committee and is a member of the Compensation and Executive Committees. From December 2010 until January 2014, Ms. Lester served as a director and member of the Audit, Governance, and Risk and Compliance Committees of Lender Processing Services, Inc. Ms. Lester served as the chief financial officer of HomeSide Lending, Inc. from October 2001 to May 2002. She was the chief financial officer of U.S. Bancorp from February 1996 to May 2000, in which position she was responsible for financial reporting and management, asset liability management, mergers and acquisitions, and compliance. Ms. Lester is a former trustee and treasurer of Hazeltine National Golf Club and a former chair of the Board of Trustees of the College of St. Benedict.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Roger H. Molvar Independent Director Age: 62 Director Since: 2014 Committees: Audit CNG Risk	Background: Mr. Molvar is currently a private investor. Since 2015, Mr. Molvar has served on the board of directors of First Financial Northwest, Inc., First Financial Northwest Bank, and First Financial Diversified Corporation (collectively, "First Financial"), and since June 2017, Mr. Molvar has served as the chairman of the board of all three First Financial entities. As a board member of First Financial, Mr. Molvar is a member of the ALCO, Loan, and Compensation and Awards Committees, and chairs the Audit/Compliance/Risk Committee. Mr. Molvar served as a director of CapitalSource Bank from its formation in 2008 until its merger with the Company in 2014, and he previously served as a director and a member of the Audit Committee of Farmers and Merchants Bank of Long Beach, California. From 2000 to 2004, Mr. Molvar was Chief Executive Officer of IndyMac Consumer Bank where he was responsible for the bank's consumer/branch banking business. Prior to joining IndyMac, Mr. Molvar was an executive officer and Management Committee member of The Times Mirror Company, and he previously served as senior vice president and comptroller of First Interstate Bank of California. Mr. Molvar is the chair of the SEC and Financial Reporting Institute at the University of Southern California and is a member of the Audit Committee Network.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

James J. Pieczynski Director Age: 55 Director Since: 2014 Committees: ALM Risk	Background: Mr. Pieczynski is Executive Vice President of the Company and President of the CapitalSource Division of Pacific Western Bank, and he is a director of Pacific Western Bank. Mr. Pieczynski served as a director of CapitalSource Inc. from January 2010 to April 2014 and as chief executive officer of CapitalSource Inc. from January 2012 to April 2014. Mr. Pieczynski also served as president of CapitalSource Bank from January 2012 to April 2014, and he was a member of the board of directors of CapitalSource Bank from January 2013 to April 2014. Mr. Pieczynski previously served as CapitalSource Inc.'s co-chief executive officer from January 2010 through December 2011, president-Healthcare Real Estate Business from November 2008 until January 2010, and co-president-Healthcare and Specialty Finance from January 2006 until November 2008. Mr. Pieczynski also serves on the board of directors, chairs the Nominating and Governance Committee and is a member of the Audit and Compensation Committees of LTC Properties, Inc., a self-administered real estate investment trust. Mr. Pieczynski also serves as a director for the Conejo Teen Organization, Inc. and Sherwood Cares, both of which are nonprofit organizations.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Daniel B. Platt Independent Director Age: 71 Director Since: 2003 Committees: ALM Risk	Background: Mr. Platt is a former executive vice president of the Company, overseeing the Special Assets Group of Pacific Western Bank, a position he held from November 2009 until his retirement in April 2014. From November 2009 until April 2014, Mr. Platt served as a director of Pacific Western Bank. Currently, Mr. Platt serves as a director for a number of charitable organizations including: (i) A Step Beyond where he serves as chairman and treasurer, (ii) The Barnabus Group where he also serves as treasurer, and (iii) the Rancho Santa Fe Foundation where he serves as treasurer and chairman of the Finance Committee. From May 2003 to November 2009, Mr. Platt was president of Del Mar Financial, a real estate consulting firm. From November 1995 to June 2002, Mr. Platt was executive vice president and chief financial officer of Burnham Pacific Properties, a publicly-traded, real estate investment trust. From 1983 to 1994, Mr. Platt held executive positions with Union Bank, Security Pacific Bank, and Bank of America.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Robert A. Stine Independent Director Age: 71 Director Since: 2000 Committees: CNG (Chairperson) Executive	Background: In 2015, Mr. Stine joined the board of directors of Bolthouse Properties, LLC, a privately-held real estate development and land management company based in Kern County, California. Mr. Stine is also a director of Rancho Santa Fe Foundation where he chairs the Compensation and Governance Committee. Mr. Stine is the former president and chief executive officer of Tejon Ranch Co., a publicly-traded real estate development and agri-business company, which positions he held from May 1996 until his retirement in December 2013. Mr. Stine also served as a director of Tejon Ranch Co. from 1996 until May 2015. From June 1986 until March 1995, Mr. Stine was the president and chief executive officer of Collins Development Company, a diversified, privately-held real estate development and asset management company based in San Diego, California. Mr. Stine was a director of the Bakersfield Californian, a privately-owned newspaper, from 1999 through 2009. He was also a founding director of Valley Republic Bank, a community bank located in Kern County, California, a position he held from 2008 until May 2015.

Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Matthew P. Wagner Director Age: 61 Director Since: 2000 Committees: ALM	Background: Mr. Wagner has been the CEO of the Company and Pacific Western Bank since 2000. Mr. Wagner also serves on Pacific Western Bank's Board of Directors. Mr. Wagner served as a director of Guaranty Bancorp from 2004 to 2010. From 1996 to 1999, Mr. Wagner was president and chief executive officer of Western Bancorp, when Western Bancorp was acquired by U.S. Bancorp. Prior to joining Western Bancorp, Mr. Wagner served as an executive vice president with U.S. Bancorp in Minneapolis, Minnesota, from 1990 to 1996, and as a senior vice president from 1985 to 1990.

Executive Risk	Board Qualifications: Audit/Financial Reporting, Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Legal and Regulatory, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

Mark T. Yung Independent Director Age: 44 Director Since: 2017 Committees: Audit (immediately following election at the Annual Meeting) Risk (immediately following election at the Annual Meeting)	Background: Mr. Yung is co-founder and managing principal of OCV Management, LLC, an investor, owner and operator of technology and life science companies based in Los Angeles since 2016. Previously, Mr. Yung was a managing director at Orchard Capital Corp. ("Orchard Capital"), a firm he joined in 2006. Mr. Yung serves in various senior capacities including, among others, as chairman and chief executive officer of Presbia PLC, an ophthalmic device company, executive chairman of the board of directors of Environmental Solutions Worldwide, Inc., a clean technology company focused on the reduction of diesel emissions, chief financial officer and director of Polymer Plainfield Holdings, Inc., an OEM automotive supplier with operations in the United States, Canada, Mexico and the Caribbean, chairman of the board of Vantage Surgical Systems, Inc., and as a director and/or officer of Coreolis Holdings and Tradewinds Holdings. Prior to joining Orchard Capital, Mr. Yung was a senior vice president in the Corporate Strategy and Merger and Acquisitions groups of Citigroup in New York and ABN AMRO in Amsterdam, Netherlands. Prior to his corporate strategy roles, Mr. Yung was an investment professional at JPMorgan Partners ("JPMP"). At JPMP, Mr. Yung focused on venture capital, growth equity and buyout transactions in Latin America and served as a board member for various emerging companies in the region. Mr. Yung began his career in 1996 at Chase Securities, Inc., focusing on leveraged finance for cross-border buyouts and privatizations.

Board Qualifications: Business Operations, Corporate and Investment Banking, Financial Services Experience, Leadership Experience of Highly-Regulated Business, Mergers and Acquisitions, Public Company Board Service, Risk Management, Strategic Planning

COMPENSATION MATTERS
In this section, you will find:
• Compensation Discussion and Analysis • Best Practices Compensation Matters • NEO Summary Compensation Table

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") provides information about our executive compensation principles and process governing the 2017 compensation of our Named Executive Officers ("NEOs"). The principles and process of the CNG Committee are structured to closely align executive compensation with the Company's performance and the creation of long-term stockholder value. The Company's compensation disclosure in this Proxy Statement includes the following NEOs (the CEO, the CFO and the three highest paid other executive officers):

  •
  Matthew P. Wagner, CEO and President of the Company and the Bank

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  Patrick J. Rusnak, Executive Vice President and CFO of the Company and the Bank

  •
  James J. Pieczynski, Executive Vice President of the Company and President of the CapitalSource Division of the Bank

  •
  Bryan M. Corsini, Executive Vice President and CCO of the Company and Executive Vice President of the Bank

  •
  Frank Tower, Executive Vice President of the Company and President of the Square 1 Bank Division of the Bank

Executive Summary

In 2017, the Company continued its solid operating performance in key financial areas. Our financial performance below highlights the growth and continued success of our Company in the last five years.

Fiscal Year	Diluted Earnings Per Share	Net Earnings (In Millions)	Tangible Book Value Per Share(1)	Total Assets (In Billions)	Return on Average Assets	Return on Tangible Common Equity(1)

2017	$2.91	$357.8	$18.24	$25.0	1.58%	15.2%
2016	$2.90	$352.2	$18.71	$21.9	1.66%	15.5%
2015	$2.79	$299.6	$17.86	$21.3	1.70%	15.8%
2014	$1.92	$168.9	$17.17	$16.2	1.27%	11.9%
2013	$1.08	$45.1	$12.72	$6.5	0.74%	8.3%

(1)
The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. The methodology for determining these non-GAAP measures may differ among companies. For more information regarding the calculation of these non-GAAP financial measures, please refer to the Company's Annual Report.

Additional 2017 financial and non-financial highlights are as follows:

  •
  Net earnings of $2.91 per diluted share;

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  Net loan and lease production of $4.7 billion and growth, excluding acquired and sold loans, of 7%;

  •
  Tax equivalent net interest margin ("NIM") of 5.10%;

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  Increased core deposits by $3.4 billion, including $2.7 billion of core deposits from the CUB acquisition;

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  Returned $347 million to stockholders through dividends and share repurchases; and

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  Acquired CUB, including $2.1 billion of high-quality loans.

Stockholder Outreach; "Say-on-Pay"

In 2017, we received a 96.6% "say on pay" approval vote evidencing that our stockholders agree with our compensation principles and process. We provide our stockholders the ability to annually cast their advisory vote on the compensation of our NEOs. During our stockholder outreach over the past several years, we spoke to a number of our stockholders and took the following actions to make sure our executive compensation more closely aligns Company performance to stockholder interests:

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  Aligned long-term performance incentive awards with stockholder interests by tying incentive awards to, among other things, key financial metrics based on objective criteria;

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  Made 50% of executive incentive equity compensation variable or performance based;

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  Enhanced our CD&A disclosure to better explain the Company's compensation principles and process;

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  Established a Clawback Policy to enable the Company to recover executive incentive compensation if, among other things, the Company restates its financial statements;

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  Established Stock Ownership Guidelines for executive officers and directors that requires minimum ownership as a multiple of base salary, in the case of executive officers, and minimum ownership as a multiple of annual cash retainer, in the case of directors;

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  Removed income tax gross-up payments in the event of a future change in control of the Company; and

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  Established double-trigger change in control vesting provisions for equity compensation awards.

The above enhancements to our compensation program demonstrate our commitment to ensuring that our executive compensation program aligns our executives' compensation with the Company's short-term and long-term performance and stockholder interests while, at the same time, providing the compensation and incentives needed to attract, reward, motivate, and retain key executives.

Summary of 2017 Compensation Decisions

Over the last several years, we made changes to our executive compensation program to ensure that our base salary, annual cash incentive bonus plan, and equity compensation continues to be aligned with Company performance. As a result of our continued solid 2016 financial and nonfinancial results and success leading the Company, in February 2017, we increased the base salary of our CEO, Mr. Wagner, from $900,000 to $1,000,000. The annual salaries of each of our other NEOs did not change. We paid each of our NEOs annual bonuses equal to 90.4% of their respective target award opportunities pursuant to the Company's 2017 EIC Plan. In addition, we made grants to each of our NEOs in the form of 50% TRSAs and 50% PRSUs as described in detail below to further align executive compensation to significant measures of Company performance and stockholder interests.

Compensation Principles and Process

The CNG Committee administers the Company's compensation program and incentive plans, including the EIC Plan. The EIC Plan is designed to: (i) align executive compensation with the Company's short-term and long-term performance, (ii) enhance and reinforce the Company's goals of profitable growth, (iii) continue sound overall financial practices, and (iv) continue creating stockholder value.

A material portion of the total compensation opportunity for each of our executives, including our NEOs, is directly tied to financial performance factors that measure our success relative to compensation plan performance goals and peers. Accordingly, our executive compensation is at risk depending on Company performance. The Company believes that its executive compensation program balances risk and financial results in a manner that does not encourage imprudent risk-taking.

The CNG Committee reviews executive compensation levels paid by peer companies across a range of asset sizes based on available data. Key elements of compensation to our NEOs and other executive officers include pay out following the achievement of pre-determined financial and non-financial objectives. The CNG Committee intends to pay at the high end of the range among its peer group for total compensation only if the Company performs at the high end of the range among its peers.

The CNG Committee has not established a policy or target for the allocation between cash and non-cash or short-term and long-term compensation. Rather, the CNG Committee undertakes a subjective analysis in light of the principles described in this CD&A and, in connection with its analysis, reviews and considers information provided by independent compensation consultants and surveys to determine the appropriate level and mix of base compensation, performance-based pay, and other elements of compensation.

Our compensation philosophy is best supported by the following principles:

Compensation Program Principles	How Principles are Achieved

Executives Should be Engaged and Aligned with Stockholders Through Equity Compensation	• Long-term incentive awards are equity based. • A material portion of executive compensation is equity based.
• All NEOs are subject to stock ownership requirements.

Attract, Retain, Motivate, and Reward our Highly Talented Executives	• Competitive compensation and material stock awards.
• Executives are only rewarded with above target compensation if above target goals are exceeded.
• A significant portion of our NEO long-term incentive awards are subject to key financial metrics.

Pay for Performance	• Awards are based upon performance of Company financial and non-financial goals.
• If performance is below the minimum threshold, there are no bonus payouts and awards will be forfeited.

Balance Risk	• Payments of certain long-term incentive equity awards are deferred through vesting requirements.
• The Company's Clawback Policy applies to all awards, including long-term incentive awards.
• Negative discretionary modifier in the EIC Plan, including if unsatisfactory regulatory compliance ratings are received.

Competition	• Performance objectives are aligned with financial and non-financial goals.
• Compensation program provides incentives for executives to exceed Company goals.

The primary principle of our compensation program is to align a substantial portion of executive compensation to the financial strength, long-term profitability, and risk management of the Company and to long-term stockholder value creation. The CNG Committee achieves this principle by tying meaningful grants of equity compensation to significant measures of Company financial and non-financial performance and by establishing performance goals for incentive compensation. In addition, stock award grants are tied to financial objectives that are important to our stockholders and promote the long-term success of the Company. The Company's annual and long-term goals and objectives are designed to ensure the Company continually strengthens its financial position and improves its long-term value for stockholders. The annual goals and objectives are designed to direct the Company toward its long-term goals and may change from year to year based on the underlying economic market climate and outlook.

The second principle of our compensation program is to attract, retain, motivate, and reward our highly talented executive officers. Our executives, and particularly our NEOs, are talented managers often presented with opportunities at other institutions, including opportunities at potentially higher compensation levels. The identification of talented leaders and a leadership strategy to create an appetite for growth opportunities is critical to our continued competitive advantage and long-term stockholder interests and value creation. The Company does not have employment agreements with any of its executive officers. Accordingly, we seek to retain and reward our executive officers by setting base compensation and incentive bonuses at competitive levels and by awarding meaningful stock-based awards.

The Company is committed to the compensation principle of paying for performance, and our compensation mix encourages prudent risk taking and only rewards individuals if our activities are successful and, conversely, negatively impacts executives for poor performance. Our compensation performance objectives are aligned with financial and non-financial goals to create long-term stockholder value and to sustain our competitive advantage.

Elements of Compensation

The components of the Company's executive compensation program are listed below. In allocating total compensation, we seek to provide competitive levels of fixed compensation (base salary) and, through annual and long-term incentives, provide for increased total compensation when performance objectives are exceeded and appropriate downward adjustment if performance objectives are not met.

Compensation Component	Form	Principal Objectives
Base Salary	• Cash	• Market and internal performance
Annual Cash Incentive Bonus	• Cash	• Pay for performance • Market and internal performance • Reward profitability, targeted growth and risk and credit management
Equity Compensation	• Time-Based Restricted Stock Awards ("TRSAs") • Performance-Based Restricted Stock Units ("PRSUs")	• Pay for performance • Align management and stockholder interests • Market and internal performance • Balance short and long-term objectives

Base salaries for the NEOs are set at levels that are intended to reflect the competitive marketplace in attracting, retaining, motivating and rewarding high performing executives. In determining base salaries, the CNG Committee considers the following elements: (i) individual performance based on experience and scope of responsibility, (ii) non-financial performance indicators including strategic developments for which an executive has responsibility and managerial performance, (iii) structure and complexity of the Company, (iv) compensation paid by peers, (v) functionality of the executive management team, (vi) economic conditions in the Company's market areas, and (vii) analyses or guidance from consultants during the annual review process.

Annual cash incentive bonuses for NEOs and other individuals are granted under the EIC Plan based solely on the achievement of certain performance targets. The performance targets established under our EIC Plan generally represent an increase in the performance target over the previous fiscal year, a significant achievement in a given economic environment, or meaningful goals that balance the performance of the Company and return to stockholders with prudent risk management. Financial performance targets corresponding to achievement of a payout equal to a participant's target incentive are set at levels equal to the Company's budgeted financial performance for the current fiscal year. The achievement levels and corresponding award opportunities are not determined by the CNG Committee based on any set formula or pre-determined methodology, but, instead, reflect the CNG Committee's review of data and, in some cases, recommendations from its independent compensation consultant as well as subjective determinations made by the CNG Committee with respect to the appropriate incentives to encourage management to focus on the profitability, targeted growth and corresponding management of risk for the Company. It is possible that not all NEOs and other individuals will receive an annual cash incentive bonus, and our NEOs and other individuals will receive different annual cash incentive bonuses.

We provide a meaningful portion of the compensation of our NEOs and other individuals in the form of equity compensation. The CNG Committee grants TRSAs and PRSUs to align the performance of our NEOs with Company objectives to create long-term stockholder value. Equity awards granted to executive officers of the Company may be granted from time to time at the discretion of the CNG Committee, and equity awards granted to the CEO are based on the recommendation of the CNG Committee and approval of the Board. The timing and amount of equity awards is based on the Company's performance, the executive officer's position and the executive officer's experience in that role.

Peer Group

The CNG Committee engaged WTW in late 2015 and early 2016 to review the Company's executive officer compensation programs and recommend a long-term incentive program for purposes of benchmarking competitive pay opportunities. The Company's executive compensation program review focused on the Company's program compared to competitive practices for companies in related businesses of similar asset size, the changing business and regulatory environment, institutional investor initiatives and corporate governance considerations. In screening for potential peers at that time, consideration was given to the Company's increased size and complexity over the past years, including the Square 1 Financial, Inc. acquisition completed in October 2015.

In 2016 and 2017, the CNG Committee engaged WTW to provide a competitive compensation assessment for the CEO. In connection with this engagement, WTW compiled two sets of data against which it measured CEO compensation: (i) a peer group of 19 publicly-traded financial institutions generally representing banks with assets between $10 billion to $45 billion (shown below) and (ii) published survey data using assets as a scoping measure. A majority of banks in the 2017 CEO compensation peer group are the same as the 2015 and 2016 performance peer groups. The CNG Committee removed First Merit Bank and Private Bancorp in 2017 as each institution was acquired. The Bank of the Ozarks, Inc. and MB Financial, Inc. ("MB Financial") were added because both new peers are constituents in the KBW Regional Banking Index and MB Financial is an Institutional Shareholder Services peer company.

As a result of the Company's strong five-year total shareholder return as compared to Company peers and overall sustained strong financial performance, the CNG Committee determined that a subset of these banks with comparable performance history (the "Bank Subset") from the peer group below, in each case noted with two asterisks below, provided the correct peer group for analyzing and measuring CEO compensation.

CEO Compensation Peer Group

•

Bank of Hawaii Corporation

•

Bank of the Ozarks, Inc. (added in December 2016)**

•

BankUnited**

•

BOK Financial Corporation

•

Commerce Bancshares,  Inc.

•

Cullen/Frost Bankers, Inc.

•

East West Bancorp**

•

Hancock Holding Company

•

Investors Bancorp

•

MB Financial,  Inc.

•

Prosperity Bancshares,  Inc.**

•

Signature Bank**

•

SVB Financial Group**

•

TCF Financial Corporation

•

UMB Financial

•

Umpqua Holdings Corporation

•

Valley National Bancorp

•

Webster Financial Corporation

•

Western Alliance Bancorporation**

(added in December 2016)

**    Bank Subset

2017 Executive Compensation Decisions

  Base Salary

With the exception of Mr. Wagner, whose base salary is determined by the Board, the CNG Committee is responsible for setting the base salaries of the NEOs. The base salaries are intended to compensate the NEOs for the day-to-day services performed for the Company. In 2017, the Board referred to and considered a CEO competitive compensation assessment provided by WTW to determine Mr. Wagner's 2017 total compensation. At the request of the CNG Committee, the compensation assessment included a review of chief executive officer compensation peer company proxy pay data, published survey data, and evaluation of the Bank Subset. The CNG Committee reviewed alternative base compensation, bonus and long-term incentive compensation proposals to increase CEO total direct compensation by 5%, 10% or 20%. The CNG Committee determined a 11% increase is slightly above market and maintains current CEO total direct compensation market positioning. Accordingly, as a result of Mr. Wagner's track record of successfully leading the Company and the continued strong financial and non-financial results of the Company, including the Company's strong five-year total shareholder returns, the CNG Committee recommended to the Board that the base salary of Mr. Wagner increase from $900,000 to $1,000,000. This increase placed Mr. Wagner's total direct compensation in the 75% percentile with respect to the Bank Subset.

The base salaries of the other NEOs did not change in 2017.

  Annual Cash Incentive Bonus

In February 2017, the CNG Committee, and the Board in the case of Mr. Wagner, established the 2017 Company target performance measures, achievement levels, and award levels for each executive officer eligible under the EIC Plan. The CNG Committee and the Board reviewed and monitored these measures and levels throughout 2017. The target award opportunities are determined based upon the applicable executive officer's position, responsibilities, and historical and expected contributions to the Company and are equal to a percentage of that executive officer's base salary earned at year end. Below are the EIC Plan target award opportunities for each category of participant:

Participant	Target Award Opportunities
CEO	150% of Base Salary
Other Executive Officers	70% – 125% of Base Salary

As part of its annual review of all elements of compensation to ensure executive compensation is correctly aligned with stockholder interest, in February 2017, the CNG Committee reviewed historical EIC Plan annual cash incentive bonuses and the narrow payout range of 101 - 106% of target for the past six years. The CNG Committee analyzed the 2017 budgeted EPS as well as anticipated core deposit and net loan growth and resolved to provide for a more appropriate differentiated scaling of these performance measures to mirror Company performance measures and weightings with investor views. The CNG Committee considered several alternative approaches with respect to the restructuring of the current EIC Plan weightings, including a comparison of prior year EIC Plan pay outs based on the differentiated scalings of EPS, net loan growth and core deposit growth. The CNG Committee reviewed differentiated scaling alternatives for EPS, net loan growth, core deposit growth, and the inclusion of a regulatory compliance metric as a negative discretionary modifier resulting in a partial or full reduction in EIC Plan annual incentive cash bonus payments in the event of unsatisfactory regulatory compliance ratings. The CNG Committee determined that linking a significant portion of the EIC Plan pay out to the attainment of satisfactory regulatory compliance ratings limits the potential pay out for annual incentive cash bonuses.

The CNG Committee discussed the rationale for the recommended EIC Plan changes and potentially greater EIC Plan payout volatility with respect to the proposed alternatives. The CNG Committee discussed proposed changes to the EIC Plan performance thresholds and payout percentages from 80% and 120% to 50% and 150% at threshold and maximum, respectively, noting a differentiated scaling of the performance levels is more appropriate and directly aligns executive incentive compensation to stockholder interests. After extensive review by the CNG Committee, it determined to change the EPS, core deposit growth and net loan growth weightings to 65%, 17.5%, and 17.5%, respectively, from 30%, 15% and 25%, respectively, and to remove the 30% regulatory compliance rating. In addition, the CNG determined that a change to the performance threshold and maximum payouts for EPS to 80% and 125% and performance threshold and payouts for core deposit growth and net loan growth to 50% and 150% correctly aligned Company performance to shareholder value creation.

The CNG Committee also confirmed the recommended EPS performance levels and pay outs are generally aligned with the PRSU grant structure described in the "—Long-Term Incentive ("LTI") Compensation Plan Overview" section, and the ranges for core deposit and net loan growth are appropriate and properly aligns executive incentive compensation to stockholder interests. Based on the foregoing, the following were the 2017 Company target performance measures, weights and corresponding award opportunities approved for the Company's executive officers:

		Performance and Corresponding Payout of Target Award Opportunity
Performance Measures	Weight	Threshold	Target	Maximum
Earnings Per Share ("EPS")	65.0%	80% of Target	100%	125% of Target
Core Deposit Growth(1)	17.5%	50% of Target	100%	150% of Target
Net Loan Growth(1)	17.5%	50% of Target	100%	150% of Target

(1)
Pay outs interpolated between threshold/target and target/maximum.

In December 2017, the CNG Committee confirmed the EIC Plan performance metrics, eliminated negative discretion with respect to regulatory compliance ratings under the EIC Plan, and determined the adjustments to the EIC Plan performance measures to reflect 2017 Company performance. Specifically, the CNG Committee made the following adjustments to the EIC Plan performance measures based on the following events (collectively, the "EIC Plan Adjustment Events"):

  •
  During 2017, a credit to income tax expense of $11.6 million was recorded in connection with the release of a foreign tax credit valuation allowance. This expense has been excluded from the EIC Plan performance measures.

  •
  The financial effect of the CUB acquisition from October 20, 2017 through December 31, 2017 and the associated merger-related costs are not reflective of the Company's core performance compared to budget and have been excluded from the EIC Plan performance measure results. The EPS adjustment excludes from reported net income approximately $6.0 million from the numerator and the effect of shares issued for the CUB acquisition from the denominator. The adjustment for core deposit growth and loan growth deducts the November 2017 CUB average balances of core deposit growth and loan growth for the actual days outstanding during 2017 from the actual reported 2017 average balances.

  •
  As a result of the adoption of the Tax Cuts and Jobs Act and the resulting reduction in the statutory tax rate from 35% to 21%, the Company's deferred tax assets ("DTAs") were revalued as of December 31, 2017 using the lower statutory rate. As a result of this reevaluation, the Company recorded a $1.2 million credit to income tax expense. The effect of the final determined amount of DTAs revaluation is excluded from the EPS performance measure.

The CNG Committee concluded it was appropriate to exclude the effects of the EIC Plan Adjustment Events because these events were not contemplated at the time of the establishment of the 2017 EIC Plan performance measures.

As in years past, the Company believes that EPS is a critical metric to determine the success of the Company. Accordingly, the CNG Committee allocated a weight of 65% to the achievement of 2017 EPS (excluding unbudgeted merger-related expenses) of at least $2.92. For the year ended December 31, 2017, actual EPS was $2.91. After taking into account the EIC Plan Adjustment Events, EPS totaled $2.86, resulting in a payout of 97.9% of the target for this metric.

The Company believes that core deposit growth and the continued ability to attract low cost deposits is important to the continued success of the Company. Therefore, the CNG Committee allocated a weight of 17.5% to the achievement of 2017 core deposit growth of $1.387 billion based upon average core deposit balances for 2017 over 2016 as compared to budget. For the year ended December 31, 2017, after taking into account the EIC Plan Adjustment Events, core deposit growth totaled $1.401 billion, resulting in a payout of 101.0% of the target for this metric.

Finally, strong net loan growth is vital to the Company's long-term success. The CNG Committee allocated a weight of 17.5% to the achievement of net loan growth of $1.476 billion based upon average loan growth for 2017 over 2016 as compared to budget. For the year ended December 31, 2017, after taking into account the EIC Plan Adjustment Events, net loan growth totaled $926 million, resulting in a payout of 62.7% of the target for this metric.

As noted above, in December 2017, the CNG Committee determined that no negative discretion needed to be exercised.

Based on these results, the CNG Committee awarded each of the NEOs annual cash incentive bonuses equal to 90.4% of their respective target award opportunities under the EIC Plan and recommended to the Board that Mr. Wagner be awarded the same annual cash incentive bonus percentage, which the Board approved. Specifically, Messrs. Wagner, Rusnak, Pieczynski, Corsini, and Tower received 2017 annual cash incentive bonus amounts of $1,356,076, $542,430, $904,051, $452,025 and $396,823, respectively.

  Equity Compensation

We had conversations with many of our stockholders to ascertain their perspectives about our executive compensation program, and we took steps to develop an executive compensation program approach that more closely aligns the performance of our executives with Company objectives and the creation of long-term stockholder value. As a result of these conversations and engagement of an independent compensation consultant, we established a long-term incentive program that effectively aligns long-term executive compensation with stockholder interests.

Long-Term Incentive ("LTI") Compensation Plan Overview

In 2016, the CNG Committee and the Board established a long-term incentive compensation program to improve the alignment of the Company's performance with stockholder interests. The equity compensation program provides for 50% of an executive's annual equity compensation to be in the form of TRSAs and the other 50% of an executive's annual equity compensation to be in the form of PRSUs.

The CNG Committee approves all grants of equity awards and the terms of such grants. In considering whether to approve the grant of an equity award and the value of the grant to be awarded, the CNG Committee considers, among other things, with respect to the executive officer, the salary level and the executive's expected contributions toward the strategic growth, financial strength, risk management and profitability of the Company. We believe our equity compensation program correctly aligns executive interests with stockholders and motivates executive officers to achieve the Company's financial goals that are expected to lead to increased stockholder value.

The Company did not make changes to its TRSA or PRSU grant structure in 2017. The Company concluded that the TRSA and PRSU grants continued to align executive compensation with the Company's long-term market and financial performance and creation of long-term stockholder value.

Form of Award	Percentage of Total Target Equity Award Value	Performance Measures(1)	Earned and Vesting Periods
Time-Based Restricted Stock Award ("TRSA")	50%	N/A	Vests ratably on the first, second, third and fourth year anniversaries of the grant date
Performance-Based Restricted Stock Unit ("PRSU")	50%	ROAA (37.5% weighting), EPS growth (37.5% weighting) and Relative TSR (25% weighting)	At the conclusion of the three-year performance cycle, payouts will range from 0% to 150% of the target based on average ROAA and EPS growth and from 0% to 200% of the target based on Relative TSR (with linear interpolation between performance levels), but Relative TSR will be subject to a 100% maximum if Relative TSR is negative

(1)
The weightings may be slightly higher or lower depending on the closing price of the Company's stock price on the grant date and, with respect to Relative TSR, the accounting value per PRSU. Accordingly, the award amounts will equal 50% of the total award value, but the number of shares may vary.

Dividends are not paid on unvested PRSU grants during any performance period. Instead, any dividends paid by the Company during any performance period that would have been paid upon any shares with respect to PRSU grants had such shares been issued at the time dividends were paid will be accrued and paid out when the PRSU grant vests, based on the actual number of shares delivered. Unvested TRSAs are entitled to receive any dividends on a current basis. In paying dividends on unvested TRSAs, the CNG Committee and the Board determined that such payments are consistent with the Company's overall goals of tying executive compensation to the performance of the Company and aligning management interests with those of the Company's stockholders. For many of the Company's key executives, the dividends represent a meaningful component of their compensation. Further, such dividends are evaluated in connection with the granting of TRSAs and evaluation of an executive's overall compensation.

Upon a Change in Control (as defined below), each PRSU will: (i) be deemed earned at the target level with respect to all open performance periods if the Change in Control occurs within six months after the grant date, and (ii) be deemed earned at the actual performance level as of the date of the Change in Control if a change in control occurs more than six months after the grant date. In both cases, the PRSU will not be subject to any further performance conditions (and the number of PRSUs earned under this provision will be treated as the number of units that are outstanding, including for purposes of a subsequent vesting event), but will be subject to time-based service vesting following the Change in Control in accordance with the original performance period.

"Change in Control" generally means: (i) the consummation of a plan of dissolution or liquidation of the Company; (ii) the incumbent board members cease to constitute at least two thirds of the Company's Board; (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, if the Company's stockholders do not hold at least 70% of the combined voting power of the resulting company or the individuals who were members of the Company's incumbent Board do not constitute at least two thirds of the Board of Directors of the resulting company; (iv) the sale of all or substantially all of the assets of the Company; or (v) the acquisition by another person of stock representing more than 50% of the Company's then outstanding voting power.

On February 15, 2017, the Board or the CNG Committee, as applicable, granted to certain of the Company's executive officers awards consisting of TRSAs and PRSUs. The CNG Committee endeavored to tie a significant portion of long-term incentive awards to stockholder interests, and each executive officer received 50% of annual long-term incentive awards in the form of PRSUs and 50% of annual long-term incentive awards in the form of TRSAs. The TRSAs vest ratably over four years from the date of grant. The PRSUs will vest only if performance goals with respect to Relative TSR, EPS growth, or ROAA are met over the 2017 Performance Period.

The TRSAs and PRSUs granted to the Company's NEOs in 2017 are as follows:

Named Executive Officer	Position	Grant Date	TRSAs(1)	PRSUs(2)	Total Equity Grant
Matthew P. Wagner	CEO and President of the Company and the Bank	2/15/2017	26,065	25,518	51,583
Patrick J. Rusnak	Executive Vice President and CFO of the Company and the Bank	2/15/2017	10,603	10,380	20,983
James J. Pieczynski	Executive Vice President of the Company and President of the CapitalSource Division of the Bank	2/15/2017	17,671	17,301	34,972
Bryan M. Corsini	Executive Vice President and CCO of the Company and the Bank	2/15/2017	6,627	6,488	13,115
Frank Tower	Executive Vice President of the Company and President of the Square 1 Bank Division of the Bank	2/15/2017	5,964	5,838	11,802

(1)
The number of TRSAs granted to each executive officer was based on the closing price of the Company's common stock on February 15, 2017, or $56.59.

(2)
The number of PRSUs granted to each executive officer was: (i) with respect to the portion of the PRSUs that vest based on achievement of Relative TSR goals, based on an accounting value of $61.77 per PRSU, and (ii) with respect to the portion of the PRSUs that vest based on achievement of EPS growth and ROAA goals, based on the closing price of the Company's common stock on February 15, 2017, or $56.59.

2017 PRSU Performance Period

The CNG Committee set performance targets for a three-year performance cycle for the 2017 PRSU grants. The 2017 PRSU grants are for the period beginning January 1, 2017 and ending December 31, 2019 (the "2017 Performance Period"). At the end of the 2017 Performance Period, PRSUs will only vest if results meet or exceed the performance thresholds set at the beginning of the 2017 Performance Period. The number of shares awarded to an executive depends on the achievement of three financial metrics:

  •
  Return on Average Assets ("ROAA")—is measured as the average ROAA for each of the three annual periods during the 2017 Performance Period;

  •
  Diluted Earnings Per Share ("EPS") Growth—is measured as the average EPS growth for each of the three annual periods during the 2017 Performance Period; and

  •
  Relative Total Stockholder Return ("Relative TSR")—compares the Company's TSR to members of the KBW Nasdaq Regional Banking Index ("Index") with the Company excluded from the peer group. Relative TSR for this purpose uses a "percentile rank" measurement in which the payout percentage is determined dependent on the Company's rank compared against the Index peer group companies.

The CNG Committee considers these performance metrics to be key measures of the Company's financial performance based on analysis of the correlation of these financial metrics to TSR, noting the metrics are consistent with those metrics used by peers. The following tables reflect the key financial measures, weightings and performance standards that the CNG Committee set for the 2017 Performance Period.

ROAA* (37.5% weighting)
Target is average ROAA of 1.52% for the 2017 Performance Period

Performance Level	Achievement of Performance Metrics	Percentage of PRSUs Earned**
Maximum	120% of Target	150%
Target	100% of Target	100%
Threshold	80% of Target	50%
Below Threshold	<80% of Target	0%

EPS Growth* (37.5% weighting)
Target is average EPS growth of 9.00% for the 2017 Performance Period

Performance Level	Achievement of Performance Metrics	Percentage of PRSUs Earned**
Maximum	130% of Target	150%
Target	100% of Target	100%
Threshold	70% of Target	50%
Below Threshold	<70% of Target	0%

Relative TSR* (25% weighting)
Target is the 50% percentile of our peer group for the 2017 Performance Period

Performance Level	Achievement of Performance Metrics	Percentage of PRSUs Earned**
Maximum	90th Percentile of Peer Group TSR	200%
Target	50th Percentile of Peer Group TSR	100%
Threshold	30th Percentile of Peer Group TSR	50%
Below Threshold	Below 30th percentile of Peer Group TSR	0%

*
The weightings may be slightly higher or lower depending on the closing price of the Company's stock on the grant date, and with respect to Relative TSR, the accounting value per PRSU. Accordingly, the award amounts will equal 50% of the total award value, but the number of shares may vary. Payout for the Relative TSR performance metric is limited to 100% if the Company's Relative TSR is negative. TSR represents the total return on a company's common stock to an investor (stock price appreciation plus reinvested dividends). For this purpose, TSR is determined as follows:

•
TSR = (Change in Stock Price + Dividends Paid)/Beginning Stock Price

•
"Beginning Stock Price" is the average closing price of the Company's common stock over the 30 trading days immediately prior to the first day of the 2017 Performance Period.

•
"Ending Stock Price" is the average closing price of the Company's common stock over the last 30 trading days of the 2017 Performance Period.

•
"Change in Stock Price" is the difference between the Beginning Stock Price and the Ending Stock Price.

•
"Dividends Paid" means dividends shall be treated as though they are reinvested on the ex-dividend date based on the closing price of the Company's common stock on that day.

**
With linear interpolation between performance levels.

2016 PRSU Performance Period

The PRSUs granted to the following Company's executive officers in 2016 were as follows:

Named Executive Officer	Position	Grant Date	PRSUs(1)
Matthew P. Wagner	CEO and President of the Company and the Bank	2/10/2016	46,145
Patrick J. Rusnak	Executive Vice President and CFO of the Company and the Bank	2/10/2016	20,508
James J. Pieczynski	Executive Vice President of the Company and President of the CapitalSource Division of the Bank	2/10/2016	34,180
Bryan M. Corsini	Executive Vice President and CCO of the Company and the Bank	2/10/2016	12,818
Frank Tower	Executive Vice President of the Company and President of the Square 1 Bank Division of the Bank	2/10/2016	10,254

(1)
The number of PRSUs granted to each executive officer was: (i) with respect to the portion of the PRSUs that vest based on achievement of Relative TSR goals, based on an accounting value of $23.66 per PRSU (except for PRSUs granted to Mr. Ivie that are based on an accounting value of $24.60 per PRSU), and (ii) with respect to the portion of the PRSUs that vest based on achievement of EPS growth and ROAA goals, based on the closing price of the Company's common stock on February 10, 2016, or $31.76 (except for PRSUs granted to Mr. Ivie that are based on the closing price of the Company's common stock on March 14, 2016, or $36.78).

The performance targets for the three-year performance cycle for the 2016 PRSU grants are the same as those for the 2017 Performance Period shown above. The 2016 PRSU grants are for the period beginning January 1, 2016 and ending December 31, 2018 (the "2016 Performance Period"). At the end of the 2016 Performance Period, PRSUs will only vest if results meet or exceed the performance thresholds set at the beginning of the 2016 Performance Period. The number of shares awarded to an executive depends on the achievement of the three performance metrics.

The 2016 Performance Period results to date (through year two of the three-year 2016 Performance Period) are as follows:

2016 Performance Measures	Weightings	2016 Performance Period Targets	Actual 2016 Performance Period Results	Percentage of Target Achieved	Percentage of PRSUs Earned
ROAA	37.5%	1.52%	1.62%	107%	118%
EPS Growth	37.5%	9.00%	2.14%	Below threshold of 70% of target	0%
Relative TSR	25%	50th percentile of Peer Group	18th percentile of Peer Group	Below threshold of 30th percentile of Peer Group	0%

The results presented above only reflect the first two years of the three-year 2016 Performance Period and are not necessarily indicative of the results that ultimately may be achieved for the entire three-year 2016 Performance Period.

Best Practices Compensation Matters

Our executive compensation programs incorporate many best practices, including the ones described below.

  We Can Clawback Incentive Compensation

If we restate our financial statements, or a financial statement or the calculation of a performance goal or metric is materially inaccurate, the CNG Committee, in its sole discretion, may require recoupment from our executive officers, including our NEOs, of the portion of any annual or long-term cash, equity or equity-based incentive or bonus compensation paid, provided or awarded to any executive officer on or after December 11, 2014 that represents the excess over what would have been paid if such event had not occurred.

  We Require Minimum Levels of Stock Ownership by Our Executives

Our executive Stock Ownership Guidelines require the CEO and our executive officers to accumulate a meaningful position in Company shares. Our stock ownership requirement for our CEO and our executive officers is tied to a multiple of base salary as noted below:

Position	Minimum Ownership of Common Stock (multiple of base salary)
CEO	5.0
Other Executive Officers	3.0

An executive officer is required to achieve the stock ownership necessary to meet the requirements within five years of the later of December 11, 2014 or the date of becoming subject to the requirements. As of the Record Date, the CEO and five other executive officers satisfied these requirements. Five executive officers have not yet satisfied these requirements but are expected to be in compliance with the Stock Ownership Guidelines by his or her applicable compliance date. We believe that the Stock Ownership Guidelines result in significant common stock ownership by our executive officers and align the interests of our executive officers with those of our stockholders.

Stock ownership is determined from the totals on Table 1 of Form 4 "Statement of Changes in Beneficial Ownership of Securities" as filed by the Company with the SEC on behalf of the Company's executive officers. Unvested TRSAs and outstanding stock options and stock appreciation rights (whether or not vested) are not included in the total number of shares to determine stock ownership under the Stock Ownership Guidelines. The value of an executive officer's shares of common stock is determined by multiplying his or her total number of shares by the highest share price in the preceding 52-week period. The Stock Ownership Guidelines may be waived in the discretion of the CNG Committee based upon bona fide personal financial need or hardship, other special circumstances or if compliance would prevent an executive officer from complying with law, regulation or a court order. Compliance with the Stock Ownership Guidelines will be determined annually by the CNG Committee.

  We Prohibit Excise Tax Gross-Up Payments

Our Executive Severance Pay Plan (the "Severance Pay Plan") prohibits excise tax gross-up payments. Specifically, payments made in connection with the Severance Pay Plan, as amended, will be cut back to amounts that do not exceed the safe harbor provisions of Section 280G of the Internal Revenue Code (the "Code").

  We Adopted Double-Trigger Change of Control Provisions for Our Equity Awards

In 2014, the CNG Committee modified the terms of future equity awards to implement a double-trigger change in control provision. The terms of any equity awards granted after 2014 provide that the awards will vest only if: (i) we undergo a change in control and (ii) within two years after the change in control, the recipient of the award is terminated from employment without cause or terminates employment for good reason (i.e., if his or her job duties have been significantly diminished) ("double-trigger" vesting). The terms of our equity awards granted prior to 2014 provided that the awards would vest immediately upon a change in control of our Company ("single-trigger" vesting).

  We Do Not Have Employment Contracts

Our executive officers do not have employment contracts and are "at-will" employees who may be terminated at our discretion, subject to compliance with the Severance Pay Plan, if applicable. We believe this preserves greater flexibility in our employment arrangements with our executive officers.

  We Have an Anti-Hedging Policy

The Company's Insider Trading Policy prohibits all directors, senior management and certain employees (including NEOs) ("Company Stockholder") from purchasing financial instruments designed to hedge or offset any decrease in the market value of the Company's equity securities. We believe that these instruments result in the Company Stockholder no longer being exposed to the full risks of ownership of our stock and, accordingly, the interests of our directors, senior management and certain employees could be different from stockholder objectives.

  We Do Not Have SERPs or Deferred Compensation Arrangements

We have chosen not to provide our executive officers with retirement benefits such as supplemental executive retirement plans or deferred compensation arrangements.

  401(k) Plan

Our 401(k) Plan allows executives and other participants to defer a portion of their compensation and, in 2017, the Company provided participants a match of 50% of contributions up to 6% of their base salaries, subject to IRS limitations. We currently have no tax-deferred compensation plans for our executive officers other than our 401(k) Plan.

  Other Benefits

Our compensation process focuses our executives on goals and objectives that are in the best interests of the Company and stockholders. Other than certain perquisites to our executive officers such as an automobile allowance or use of a company vehicle, reimbursement of relocation expenses, reimbursement of club dues for clubs that are used frequently for business purposes, and life, disability and long- term care insurance, the Company does not provide any other compensation benefits. In 2017, the Company provided limited use of an aircraft to Mr. Wagner for personal reasons. This service was afforded to Mr. Wagner to reduce travel time and related disruptions and to provide additional security to Mr. Wagner, thereby increasing his availability, efficiency and productivity. Income related to this benefit is imputed to Mr. Wagner for income tax purposes and he is not provided a tax reimbursement.

Statement Regarding Deductibility

Prior to the adoption of the Tax Cuts and Jobs Act, under Section 162(m) of the Code, the Company's tax deduction was limited to the extent total compensation paid to a "covered officer" exceeded $1 million in any one tax year. Applicable IRS regulations defined "covered officers" to include the CEO and each of the next three most highly compensated executive officers (but excluding in all cases the CFO). The deduction did not apply to payments that qualified as "performance-based" provided certain requirements were met, including receipt of stockholder approval of the plan under which such performance-based payments were made, pre-establishment of the applicable performance goals, and certification that the goals had been met by the CNG Committee. Regulations under Section 162(m) prior to the Tax Cuts and Jobs Act also provided that time-based restricted stock and time-based restricted stock unit awards (other than performance-based stock and performance-based stock unit awards) were not deductible if the aggregate compensation of the executive officer exceeded the $1 million limit. The CNG Committee believes that all PRSUs previously granted under the Plan met these conditions. Generally, prior to the adoption of the Tax Cuts and Jobs Act, it was the intent of the CNG Committee to structure the Company's annual bonus and PRSUs to be tax deductible. In 2015, prior to the adoption of the Tax Cuts and Jobs Act, the Company's stockholders approved the Company's EIC Plan to ensure future annual incentive awards under the EIC Plan continued to meet the Section 162(m) deductibility requirements. The EIC Plan performance targets were set forth in the EIC Plan approved by stockholders. The CNG Committee reserves the discretion to make payments or stock-based awards that are not tax deductible.

COMPENSATION COMMITTEE REPORT

The CNG Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC and, based on review and discussions, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE
Robert A. Stine, Chairperson Paul R. Burke C. William Hosler Roger H. Molvar

2017 NEO SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-statutory Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Matthew P. Wagner	2017		$979,167	—	$2,950,007	—	$1,356,076	—	$323,168	$5,608,418
CEO and President of the Company	2016		$879,167	—	$2,597,159	—	$1,374,300	—	$348,974	$5,199,599
and the Bank	2015		$800,000	—	—	—	$1,220,400	—	$325,480	$2,345,880
Patrick J. Rusnak	2017		$600,000	—	$1,200,005	—	$542,430	—	$157,407	$2,499,842
Executive Vice President and CFO of the	2016		$579,167	—	$1,154,279	—	$610,800	—	$166,152	$2,510,397
Company and the Bank	2015	(3)	$320,192	—	$2,059,813	—	$339,000	—	$236,448	$2,955,453
James J. Pieczynski	2017		$800,000	—	$2,000,029	—	$904,051	—	$158,327	$3,862,407
Executive Vice President of the Company	2016		$779,832	—	$1,923,787	—	$1,018,000	—	$171,422	$3,893,041
and President of the CapitalSource	2015		$703,196	—	—		$715,150		$233,740	$1,652,086
Division of the Bank
Bryan M. Corsini	2017		$500,000	—	$750,041	—	$452,025	—	$117,895	$1,819,961
Executive Vice President and	2016		$490,249	—	$721,432	—	$509,000	—	$133,451	$1,854,132
CCO of the Company and Executive	2015		$453,196	—	—	—	$460,900	—	$128,518	$1,042,614
Vice President of the Bank
Frank Tower	2017		$440,834	$33,000	$674,951	—	$396,823	—	$93,271	$1,638,879
Executive Vice President of the	2016		$389,088	$39,138	$577,139	—	$413,313	—	$89,421	$1,508,099
Company and President of the	2015	(4)	$67,031	—	$600,016	—	$295,000	—	$8,665	$970,712
Square 1 Bank Division of the Bank

(1)
With respect to TRSAs, the amounts disclosed represent the aggregate grant date fair value of the Company's common stock underlying such awards. With respect to PRSUs, the amounts disclosed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the target level of payout. The value of the 2017 PRSUs based on the maximum performance as of the grant date was: Mr. Wagner: $2,396,866; Mr. Rusnak: $974,961; Mr. Pieczynski: $1,625,032; Mr. Corsini: $609,412; and Mr. Tower: $548,361. For further information, see Note 15. Stock-Based Compensation, to the Company's audited financial statements for the fiscal year ended December 31, 2017 included in the Company's Annual Report.

(2)
Includes: (i) dividends on unvested TRSAs, (ii) Company contributions to the 401(k) plan, (iii) personal use of Company-owned automobiles/airplane or cash automobile allowance, (iv) reimbursement of relocation expenses and club dues, and (v) life, medical, long-term care and disability insurance premiums paid by the Company. Dividends on TRSAs are paid at the same rate as dividends paid on the Company's outstanding common stock when declared by the Board. See table below which provides the detail of these amounts.

(3)
Mr. Rusnak joined the Company on April 27, 2015.

(4)
Mr. Tower joined the Company on October 7, 2015.

 2017 ALL OTHER NEO COMPENSATION TABLE

The table below summarizes the components of "All Other Compensation" for the NEOs.

Named Executive Officer	Dividends on Unvested TRSAs	Travel Expense		Relocation Expense	401(k) Contribution(1)	Club Dues		Life, Medical, Long-term Care and Disability Insurance Premiums	Total
Matthew P. Wagner
2017	$203,778	$79,446	(2)	—	—	$13,212		$26,732	$323,168
2016	$243,214	$66,794	(2)	—	—	$12,767		$26,199	$348,974
2015	$228,515	$61,428	(2)	—	—	$12,212		$23,325	$325,480
Patrick J. Rusnak(3)
2017	$99,550	$12,000	(4)	—	$8,100	—		$37,757	$157,407
2016	$110,015	$12,000	(4)	—	$7,210	—		$36,927	$166,152
2015	$66,675	$8,000	(4)	$134,890	$7,777	—		$19,106	$236,448
James J. Pieczynski
2017	$94,237	—		—	$6,000	$14,860		$43,230	$158,327
2016	$121,305	—		—	$7,950	$13,865		$28,302	$171,422
2015	$104,999	—		—	$7,273	$82,835	(5)	$38,633	$233,740
Bryan M. Corsini
2017	$59,089	—		—	$6,820	$6,350		$45,636	$117,895
2016	$74,239	—		—	$7,950	$6,515		$44,747	$133,451
2015	$73,125	—		—	$7,950	$6,405		$41,038	$128,518
Frank Tower(6)
2017	$41,290	—		—	$8,100	—		$43,881	$93,271
2016	$42,769	—		—	$7,055	—		$39,597	$89,421
2015	$6,512	—		—	$1,625	—		$528	$8,665

(1)
Represents Company matching contribution in 401(k) plan.

(2)
Amounts include $67,446, $54,794 and $50,816 for 2017, 2016, and 2015, representing 100% of the costs associated with an aircraft flight membership service provided to Mr. Wagner for his personal use and amounts attributable for personal use of a Company owned automobile or cash automobile allowance.

(3)
Mr. Rusnak joined the Company on April 27, 2015.

(4)
Represents either personal use of Company owned automobile or cash automobile allowance.

(5)
Amount includes a $75,000 one-time membership fee reimbursed in connection with Mr. Pieczynski joining a new club whose services will be utilized for business and personal purposes at the discretion of Mr. Pieczynski.

(6)
Mr. Tower joined the Company on October 7, 2015.

2017 Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards(4) ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/ Sh)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mathew P. Wagner	2/15/2017				—	9,774	14,661				$553,111

	2/15/2017				—	9,774	14,661				$553,111

	2/15/2017				—	5,970	11,940				$368,767

	2/15/2017							26,065			$1,475,018

	—	—	$1,500,000	$2,250,000

Patrick J. Rusnak	2/15/2017				—	3,976	5,964				$225,002

	2/15/2017				—	3,976	5,964				$225,002

	2/15/2017				—	2,428	4,856				$149,978

	2/15/2017							10,603			$600,024

	—	—	$600,000	$900,000

James J. Pieczynski	2/15/2017				—	6,627	9,941				$375,022

	2/15/2017				—	6,627	9,941				$375,022

	2/15/2017				—	4,047	8,094				$249,983

	2/15/2017							17,671			$1,000,002
	—	—	$1,000,000	$1,500,000

Bryan M. Corsini	2/15/2017				—	2,485	3,728				$140,626

	2/15/2017				—	2,485	3,728				$140,626
	2/15/2017				—	1,518	3,036				$93,767
	2/15/2017							6,627			$375,022
	—	—	$500,000	$750,000

Frank Tower	2/15/2017				—	2,236	3,354				$126,535

	2/15/2017				—	2,236	3,354				$126,535

	2/15/2017				—	1,366	2,732				$84,378

	2/15/2017							5,964			$337,503
	—	—	$450,000	$675,000

(1)
Amounts indicated represent potential incentive cash bonuses under the provisions of the Company's formula-based EIC Plan. Additional information regarding the EIC Plan is discussed in the section "Compensation Discussion and Analysis—2017 Executive Compensation Decisions". The actual payments received are based upon performance attained and are included in the "Non-Equity Incentive Plan Compensation" column in the "2017 NEO Summary Compensation Table" above.

(2)
PRSUs granted under the 2003 SIP in 2017 will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company's actual performance will range from zero to a maximum of either 150% or 200% of target. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest, if any, at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs accelerate vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

(3)
TRSAs granted in 2017 pursuant to the 2003 SIP vest in equal annual installments over 4 years. Dividends are paid on unvested TRSAs generally at the same rate as dividends are paid to stockholders on the Company's common stock. Restrictions on all shares of unvested TRSAs lapse, and shares accelerate vesting, upon the death of the individual.

(4)
With respect to PRSUs issued under the Company's 2003 SIP, the grant date fair value is based on the target number of shares, which the Company currently estimates as the probable outcome of the market-based performance conditions. Depending on whether or to what extent the respective performance conditions are met, the number of shares for which the performance units are ultimately settled will range from zero to a maximum of either 150% or 200% of the target number of shares. The grant date fair value of PRSUs that vest based on achievement of Relative TSR goals is based on an accounting value of $61.77 per PRSU. The grant date fair value of PRSUs that vest based on the achievement of EPS growth and ROAA goals is based on the closing price of the Company's common stock on February 15, 2017, or $56.59.

 Outstanding Equity Awards at December 31, 2017

	Option Awards					Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Matthew P. Wagner	—	—	—	—	—	93,100	$4,692,240	71,663	$3,611,815
Patrick J. Rusnak	—	—	—	—	—	46,997	$2,368,649	30,888	$1,556,755
James J. Pieczynski	—	—	—	—	—	41,285	$2,080,764	51,481	$2,594,642
Bryan M. Corsini	—	—	—	—	—	26,732	$1,347,293	19,306	$973,022
Frank Tower	—	—	—	—	—	17,389	$876,406	16,092	$811,037

(1)
Represents TRSAs granted under the 2003 SIP. Such awards generally vest in equal annual installments over 3 or 4 years. Dividends are paid on unvested TRSAs at the same rate as dividends paid to stockholders generally on the Company's common stock. Restrictions on all shares of unvested TRSAs lapse, and shares accelerate vesting, upon the death of the individual.

(2)
Market value is determined using the December 31, 2017 closing price of the Company's common stock of $50.40 per share.

(3)
Represents grants of PRSUs granted under the 2003 SIP. PRSUs will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company's actual performance will range from zero to a maximum of either 150% or 200% of target. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest, if any, at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs accelerate vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

2017 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Matthew P. Wagner	—	—	45,783	$2,312,680
Patrick J. Rusnak	—	—	15,835	$806,539
James J. Pieczynski	—	—	31,205	$1,580,280
Bryan M. Corsini	—	—	14,202	$715,211
Frank Tower	—	—	6,703	$344,148

(1)
Value is determined using the closing market price of the Company's common stock on the vesting date.

For more information, see "Compensation Discussion and Analysis—2017 Executive Compensation Decisions" beginning on page 37.

Potential Payments on Termination and Change in Control

  Change in Control for the Severance Pay Plan

The Company has a Severance Pay Plan in which the NEOs participate. The Severance Pay Plan is a "double trigger" plan that provides severance to participants on a termination of employment by a participant for Good Reason (defined below) or by the Company other than for Cause (defined below) on or within two years of a Change in Control (defined below). Under those circumstances, the NEOs are entitled to: (i) his or her accrued base salary and benefits through termination, (ii) his or her pro rata target annual incentive for the year in which the termination occurs, (iii) a designated multiple of the participant's annual compensation (annual base salary plus annual target incentive, automobile allowance and club dues), and (iv) continued medical, dental and vision coverage for the participant and his or her dependents for the number of years corresponding to the participant's severance multiple, unless the participant obtains other health coverage.

In December 2014, our Board approved an amendment to the Severance Pay Plan prohibiting excise tax gross-up payments effective as of April 7, 2016 for all participants in the Severance Pay Plan as of December 11, 2014 and for any person who becomes a participant thereafter. The Severance Pay Plan now provides that payments made in connection with the plan will be cut back to amounts that do not exceed the safe harbor provisions of Section 280G of the Code. In consideration for the severance, a participant will be subject to a non-solicitation covenant following any termination of his or her employment for the number of years corresponding to the participant's severance multiple. Mr. Wagner has a severance multiple of three and each of the other NEOs has a severance multiple of two. The Severance Pay Plan is administered by the Company's CNG Committee.

The relevant definitions under the Severance Pay Plan are as follows:

  •
  "Change in Control" generally means: (i) a change in the majority control of the Company; (ii) a change in the majority (two-thirds under the Plan) control of the Company's board of directors; or (iii) the consummation of certain business combinations, including a reorganization, merger or consolidation, or the sale of all or substantially all of the assets of the Company, if the Company's stockholders do not hold at least a majority (70% under the Plan) of the combined voting power of the resulting company and the existing directors do not constitute at least half (two-thirds under the Plan) of the board of directors of the resulting company.

  •
  "Good Reason" generally means: (i) the executive is assigned duties inconsistent with his position and present responsibilities; (ii) the executive's base salary is reduced or benefits are significantly reduced; (iii) the executive is terminated other than for Cause (see below); or (iv) the executive is required to be based more than 25 miles from the location of his place of employment immediately before the Change in Control, except for normal business travel in connection with his duties with the Company. Isolated, insubstantial and inadvertent actions, taken in good faith and fully corrected by the Company before the date of termination do not generally constitute Good Reason.

  •
  "Cause" generally refers to: (i) an executive's intentional, continued failure to perform his duties for reasons other than physical or mental illness; or (ii) an intentional illegal act or gross misconduct which is materially and demonstrably injurious to the Company, as determined by a vote of two-thirds of the board of directors of the Company.

The following table sets forth the potential payments that may be made to the NEOs upon a termination in connection with a Change in Control or otherwise. Except as described pursuant to the Severance Pay Plan, there are no agreements, arrangements or plans that entitle executive officers to severance, perquisites or other enhanced benefits upon termination of their employment. Any agreement to provide such payments or benefits to a terminated executive officer (other than following a qualifying termination on or within two years of a change in control) would be in the discretion of the CNG Committee. The payments calculated below are based on the executive's salary as of December 31, 2017, and assume a qualifying termination on December 31, 2017.

2017 NEO CHANGE IN CONTROL TABLE

Named Executive Officer	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards ($)(1)	Continuation of Medical/ Welfare Benefits ($)(2)	Other Amounts ($)(3)	Total Termination Benefits ($)
Matthew P. Wagner
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$346,154	—	—	—	—	$346,154
Termination without Cause or for Good Reason after Change in Control(5)(6)	$3,000,000	$4,500,000	$6,182,094	$31,722	$124,110	$13,837,926
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$8,304,055	—	—	$8,304,055
Patrick J. Rusnak
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$207,692	—	—	—	—	$207,692
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,200,000	$1,200,000	$3,010,378	$29,784	$69,730	$5,509,892
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$3,925,404	—	—	$3,925,404
James J. Pieczynski
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$276,923	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,600,000	$2,000,000	$3,150,351	$32,042	$84,138	$6,866,531
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$4,675,405	—	—	$4,675,405
Bryan M. Corsini
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$173,077	—	—	—	—	$173,077
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,000,000	$1,000,000	$1,748,403	$32,042	$71,930	$3,852,375
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,320,315	—	—	$2,320,315
Frank Tower
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$155,769	—	—	—	—	$155,769
Termination without Cause or for Good Reason after Change in Control(5)(6)	$900,000	$900,000	$1,211,019	$29,784	$57,978	$3,098,781
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$1,687,443	—	—	$1,687,443

(1)
The amounts in this column include the value of unvested equity awards that would accelerate upon the occurrence of a vesting event (as defined in the Severance Pay Plan) as of December 31, 2017, calculated by multiplying the number of accelerated shares by the closing price of the Company's common stock on December 31, 2017.

(2)
Represents reimbursement for COBRA payments based on the NEO's premiums for health and dental insurance at December 31, 2017 multiplied by the NEO's severance multiple.

(3)
Other amounts include three times, in the case of Mr. Wagner, and two times, in the case of the other NEOs, the sum of (i) an automobile allowance of $12,000, as applicable, (ii) the cost of life, medical, long-term care and disability insurance premiums paid by the Company, and (iii) club dues.

(4)
Under the Company's employee severance policy, full-time employees of the Company are entitled to receive a severance benefit in the event their employment is terminated because of the elimination of a previously required position or previously required service, or due to the consolidation of departments, abandonment of plants or offices, or technological change or declining business activities, where such termination is intended to be permanent. The amount of severance benefit is determined based on the length of service and the employee's base salary. In general, an eligible employee is entitled to a severance benefit of one week of base salary for each year of service plus a supplemental severance benefit based on level and term of service. In addition, eligible employees are entitled to an annual incentive prorated from the beginning of the calendar year to the date of separation. The amounts included in the table reflect 18 weeks of base salary for each NEO and do not include prorated bonuses because the involuntary termination is assumed to take place at the end of the year, and the NEO would already be entitled to the full bonus for 2017.

(5)
Assumes an effective date of a change in control and a qualifying termination of employment as of December 31, 2017. In addition to the payments provided in this row, in the event the NEO is terminated within 24 months following a change in control either: (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the executive is entitled to receive accrued benefits, including salary and annual incentive, which are earned through the date of termination.

(6)
The Severance Pay Plan is a "double trigger" program, meaning payments are made only if the NEO experiences a qualifying termination of employment within two years following the change in control. The amounts shown in the first three columns of the above table for "termination without cause or for good reason after change in control" are based on the following assumptions and provisions of the Severance Pay Plan. In the event the named executive is terminated within two years after a change in control either: (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the Company is required to pay an amount equal to 200% (300% in the case of Mr. Wagner) of the sum of the executive's base salary and target EIC Plan award.

  For a termination at December 31, 2017:

  •
  Mr. Wagner had a base salary of $1,000,000 and an EIC Plan target of 150% of his base salary, or $1,500,000;

  •
  Mr. Rusnak had a base salary of $600,000 and an EIC Plan target of 100% of his base salary, or $600,000;

  •
  Mr. Pieczynski had a base salary of $800,000 and an EIC Plan target of 125% of his base salary, or $1,000,000;

  •
  Mr. Corsini had a base salary of $500,000 and an EIC Plan target of 100% of his base salary, or $500,000; and

  •
  Mr. Tower had a base salary of $450,000 and an EIC Plan target of 100% of his base salary, or $450,000;

  See "Compensation Discussion and Analysis—2017 Executive Compensation Decisions" beginning on page 37 of this Proxy Statement for more information regarding the award opportunities under the EIC Plan during 2017.

(7)
A termination of employment due to death or disability does not entitle the NEOs to any payments or benefits that are not available to salaried employees generally. However, unvested TRSAs vest upon death. Unvested PRSUs vest at target levels upon death during the performance period.

The change in control termination benefits for all of our NEO's are subject to reduction to the extent that they exceed the safe harbor amount calculated under Section 280G of the Code. The following table shows how the Section 280G cutback would affect each NEO at December 31, 2017:

Named Executive Officer	Total Change in Control Termination Benefits	Less Section 280G Cutback(1)	Net Change In Control Termination Benefits
Matthew P. Wagner	$13,837,926	—	$13,837,926
Patrick J. Rusnak	$5,509,892	$312,479	$5,197,413
James J. Pieczynski	$6,866,531	—	$6,866,531
Bryan M. Corsini	$3,852,375	—	$3,852,375
Frank Tower	$3,098,781	$8,736	$3,090,045

(1)
The amounts for Messrs. Rusnak and Tower reflect the cutback of amounts payable under the Severance Pay Plan, as amended, to an amount that does not exceed the safe harbor amount under Section 280G of the Code. Calculations to estimate the excise tax due under the Code and the related cutbacks are complex and require a number of assumptions. The calculations above are estimates for proxy disclosure only.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are seeking advisory (non-binding) stockholder approval of the compensation of our NEOs.

Our stockholders approved our 2017 "say-on-pay" vote as a result of a number of actions we took to strengthen our corporate governance to more closely align our executive compensation program with the Company's performance and to make our compensation program more responsive to stockholder interests. Changes in recent years include:

  •
  Maintaining our proactive stockholder outreach;

  •
  Aligning Company performance with stockholder interests for long-term stockholder value creation;

  •
  Amending our bylaws to provide for majority voting for directors in uncontested elections;

  •
  Enhancing our Lead Independent Director's authority and responsibilities;

  •
  Adopting a clawback policy to enable the Company to recover, among other amounts, incentive compensation if we, among other things, restate our financial statements;

  •
  Adopting double-trigger vesting of stock awards on a change in control for all stock awards granted beginning in 2015;

  •
  Adopting robust stock ownership guidelines for executives and directors, including requiring our CEO to own stock valued at five times his base salary;

  •
  Eliminating the excise tax gross-up feature under our Severance Pay Plan in the event of a future change in control of the Company; and

  •
  Enhancing our compensation disclosure.

Over the past several years, we continued to enhance our compensation programs as a result of continued stockholder engagement, including this proposal, commonly known as a "say-on-pay" proposal, that gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather to present our overall compensation principles and practices with respect to our NEOs. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.

As an advisory vote, this proposal is not binding upon the Board or the Company. The CNG Committee, however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs. The Board believes that the compensation of the Company's NEOs is appropriate and should be approved on an advisory basis by the Company's stockholders as more particularly outlined in "Compensation Discussion and Analysis" beginning on page 32.

The PacWest Board of Directors recommends a vote "FOR" approval of the compensation of our NEOs as disclosed in this Proxy Statement pursuant to the disclosure rules of the SEC.

CEO Pay Ratio

The Company believes executive pay should be aligned with our employees to create stockholder value. Annually, the CNG Committee reviews the amounts paid to our CEO as compared to amounts paid to all employees.

Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Wagner, and the ratio of those two values:

  •
  The 2017 annual total compensation of the median employee of the Company (other than our CEO) was $83,942;

  •
  The 2017 annual total compensation of Mr. Wagner was $5,608,418; and

  •
  For 2017, the ratio of the annual total compensation of Mr. Wagner to the median annual total compensation of all our employees was 67:1.

Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K promulgated by the SEC. The rules for determining the pay ratio based on the median employee's annual total compensation allow companies to utilize different methodologies that reflect their employment and compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies utilize different methodologies and have different employment and compensation practices. To determine the median employee, we used the following methodology:

  •
  Examined actual 2017 earnings from payroll records;

  •
  Excluded employees who separated in 2017 such that only active employees at December 31, 2017 were considered;

  •
  Excluded the CEO and employees with no 2017 regular earnings (i.e., former employees receiving deferred compensation payments); and

  •
  With respect to employees hired in 2017, we annualized regular pay to equal a twelve-month period as follows: (i) annualized regular pay, plus (ii) actual stock compensation, plus (iii) actual bonus.

The results were then sorted from lowest total compensation to highest total compensation to determine the median employee. After identifying the median employee, the Company calculated the 2017 annual total compensation for both our median employee and our CEO using the same methodology that the Company used to calculate the CEO's annual total compensation for the "2017 NEO Summary Compensation Table" in this Proxy Statement and as further described below as applicable:

  •
  Stock compensation equals: (i) with respect to TRSAs, the aggregate grant date fair value of the Company's common stock underlying such awards granted in 2017, and (ii) with respect to PRSUs, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the target level of payout;

  •
  Cash bonus equals 2017 bonus paid in the first quarter of 2018; and

  •
  Total compensation includes other compensation items such as dividends on unvested TRSAs and perquisites.

The CEO's total compensation is divided by the total compensation of the median employee to determine the pay ratio set forth above.

AUDIT MATTERS
In this section, you will find:
• Audit Committee Report • Independent Auditor Fees • Pre-Approval Policies and Procedures

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in oversight of: (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the independent auditors and the Company's internal audit function, and (v) in conjunction with the Risk Committee, the Company's risk management functions. The Audit Committee also assists in deciding whether to appoint, retain or terminate the Company's independent auditors and pre-approves all audit, audit-related and other services, if any, to be provided by the independent auditors.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and the effectiveness of internal control over financial reporting, the Company's accounting and financial reporting principles and policies and internal controls, and the procedures that provide for compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for performing an independent audit of the Company's annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and annually reporting on the effectiveness of the Company's internal control over financial reporting and other procedures.

During 2017, the Audit Committee performed all of its duties and responsibilities under the Audit Committee charter. The Audit Committee reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2017 with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the PCAOB in Rule 3200T.

The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee. The Audit Committee also discussed auditor independence with the independent auditors.

Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for 2017 be included in its Annual Report on Form 10-K for filing with the SEC.

AUDIT COMMITTEE

Susan E. Lester, Chairperson Paul R. Burke Craig A. Carlson C. William Hosler Roger H. Molvar

Independent Auditor

The Audit Committee reappointed the firm of KPMG LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Representatives from KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Auditor Fees

The following is a description of fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2017 and 2016 as well as fees billed for other services rendered by KPMG LLP.

  Audit Fees

        Audit fees include fees for the annual audit of the Company's financial statements included in the Annual Report, review of interim financial statements included in the Company's quarterly reports on Form 10-Q, review of registration statements filed with the SEC, and the issuance of consents and comfort letters. The aggregate audit fees earned by KPMG LLP for the years ended December 31, 2017 and 2016 totaled $3,262,368 and $3,165,448, respectively.

  Audit-Related Fees

        Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit. No audit-related fees were billed to the Company by KPMG LLP for the years ended December 31, 2017 and 2016.

  Tax Fees

        Tax fees include corporate tax compliance, planning and advisory services. The aggregate tax fees billed to the Company by KPMG LLP for the years ended December 31, 2017 and 2016 totaled $1,594,769 and $1,500,510, respectively. Of the 2017 and 2016 tax fees, tax compliance and preparation fees totaled $915,314 and $1,228,512, respectively.

  All Other Fees

        No other fees were billed to the Company by KPMG LLP for the years ended December 31, 2017 and 2016.

  Pre-Approval Policies and Procedures

        The Audit Committee adopted a policy that requires advance approval by the Audit Committee of all audit, audit-related, tax, and all other services performed by the independent auditors. During 2017, the Audit Committee pre-approved all audit services, non-audit services, audit-related services and tax services performed by KPMG LLP on behalf of the Company. In approving any non-audit services, the Audit Committee considered whether the provision of such services would be compatible with maintaining the independence of KPMG LLP.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Company's Audit Committee appointed the firm of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2018, and is submitting its selection for ratification by our stockholders. KPMG LLP has served as the independent auditors for the Company or its predecessors since 1982. Subject to the matters discussed under the section entitled "Audit Committee Report", the Audit Committee carefully considered the firm's qualifications as independent auditors for the Company, including a review of the qualifications of the engagement team, the quality control procedures the firm has established and any issues raised by the most recent quality control review of the firm. The Audit Committee's review also included the matters regarding auditor independence discussed under the section entitled "Audit Committee Report", including whether the nature and extent of non-audit services would impair the independence of the auditors. Services provided to the Company and its subsidiaries by KPMG LLP during fiscal year 2017 are described under the section entitled "Independent Auditor Fees" above.

The Company's organizational documents do not require that stockholders ratify the appointment of KPMG LLP as independent auditors. The Company is seeking stockholder approval because the Board believes it is a matter of good corporate governance practice. If the stockholders do not ratify the appointment of KPMG LLP, then the Audit Committee may consider the appointment of other independent auditors, but is not required to do so. The Audit Committee retains the power to replace the independent auditors if the Audit Committee determines that the best interests of the Company warrant a change.

The PacWest Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2018.

INFORMATION ON STOCK OWNERSHIP
In this section, you will find:
• Owners of More than Five Percent • Director and Executive Officer Ownership • Section 16(a) Beneficial Ownership Reporting Compliance

OWNERS OF MORE THAN FIVE PERCENT

The following table sets forth the beneficial owners of more than five percent of the outstanding shares of the Company's common stock as of the dates set forth in the footnotes below. Based on the public filings that beneficial owners of more than five percent of the outstanding shares of the Company's common stock are required to make with the SEC, other than as otherwise set forth below, there are no beneficial owners of more than five percent of the outstanding shares of the Company's common stock as of the dates set forth in the footnotes below.

	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class(1)
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	13,945,196	11.14%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	11,092,100	8.86%
State Street Corporation(4) One Lincoln Center Boston, MA 02111	6,469,332	5.17%

(1)
Based on 125,153,957 shares of common stock of the Company issued and outstanding as of the March 19, 2018 Record Date, excluding 1,386,541 shares of unvested TRSAs. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Based on a Schedule 13G/A filed January 19, 2018, by BlackRock, Inc. (the "BlackRock 13G/A"). According to the BlackRock 13G/A, BlackRock, Inc. is the beneficial owner of 13,945,196 shares of Company common stock, with sole disposition power over all such shares and sole voting power over 13,426,437 of such shares.

(3)
Based on a Schedule 13G/A filed February 9, 2018, by The Vanguard Group (the "Vanguard 13G/A"). According to the Vanguard 13G/A, The Vanguard Group is the beneficial owner of 11,092,100 shares of Company common stock, with sole disposition power over 11,021,014 of such shares and sole voting power over 69,372 of such shares.

(4)
Based on a Schedule 13G filed February 14, 2018, by State Street Corporation (the "State Street 13G"). According to the State Street 13G, State Street Corporation is the beneficial owner of 6,469,332 shares of Company common stock, with sole disposition power over 0 of such shares and sole voting power over 0 of such shares.

OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the beneficial ownership of the Company's common stock as of the Record Date by: (1) each director; (2) each individual named in the "2017 NEO Summary Compensation Table" on page 49; and (3) our current directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name	Number of Shares Owned		Percent of Class
Directors and Director Nominees Who Are Not Named Executive Officers:
John M. Eggemeyer, III	203,734		*
C. William Hosler	44,523		*
Daniel B. Platt	25,517	(2)	*
Susan E. Lester	24,478		*
Robert A. Stine	19,857	(3)	*
Craig A. Carlson	10,398		*
Roger H. Molvar	8,091		*
Paul R. Burke	6,329	(4)	*
Tanya M. Acker	1,832		*
Mark T. Yung	1,211		*
Named Executive Officers:
Matthew P. Wagner Chief Executive Officer and President of the Company, Current Director and Director Nominee	507,992	(5)	*
Patrick J. Rusnak Executive Vice President and Chief Financial Officer of the Company	46,741	(6)	*
James J. Pieczynski Executive Vice President of the Company and President of the CapitalSource Division of Pacific Western Bank, Current Director and Director Nominee	175,792	(7)	*
Bryan Corsini Executive Vice President and Chief Credit Officer of the Company	53,002	(8)	*
Frank Tower Executive Vice President of the Company and President of the Square 1 Bank Division of Pacific Western Bank	14,056	(9)	*
All Directors and Executive Officers as a group (21 persons)	1,257,998		1.01%

*
Represents less than 1.0% of the outstanding shares of the Company's common stock calculated in accordance with Rule 13d-3 of the Exchange Act. See footnote (1) below.

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days of the March 19, 2018 Record Date. This would include any restricted stock which vests within 60 days of the Record Date. Unless otherwise indicated, the nature of the beneficial ownership is sole voting and investment powers over the shares indicated. For purposes of this table, "percent of class" is based on 125,153,957 shares of common stock of the Company issued and outstanding as of the

  Record Date, excluding 1,386,541 shares of unvested TRSAs. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The amounts in the table are as of the Record Date of March 19, 2018.

(2)
Mr. Platt has shared voting and investment power with respect to 22,147 shares that are held in a trust of which he is co-trustee.

(3)
Mr. Stine has shared voting and investment power with respect to 18,710 shares that are held in a trust of which he is co-trustee.

(4)
Mr. Burke's beneficial ownership excludes 51,672 shares beneficially owned by three Northaven entities of which Mr. Burke is a principal.

(5)
Mr. Wagner's beneficial ownership amount does not include: (i) 97,309 shares of unvested PRSUs; (ii) 68,091 shares of unvested TRSAs; and (iii) 17,003 shares of common stock owned by his spouse and for which he disclaims beneficial ownership.

(6)
Mr. Rusnak's beneficial ownership amount does not include: (i) 41,320 shares of unvested PRSUs and (ii) 39,611 shares of unvested TRSAs.

(7)
Mr. Pieczynski has shared voting and investment power with respect to 168,438 shares that are held in trust of which he is co-trustee. Mr. Pieczynski's beneficial ownership amount does not include: (i) 68,867 shares of unvested PRSUs and (ii) 47,497 shares of unvested TRSAs.

(8)
Mr. Corsini's beneficial ownership amount does not include: (i) 25,826 shares of unvested PRSUs and (ii) 17,811 shares of unvested TRSAs.

(9)
Mr. Tower's beneficial ownership amount does not include: (i) 21,961 shares of unvested PRSUs and (ii) 19,781 shares of unvested TRSAs.

EXECUTIVE OFFICERS

The following table sets forth each executive officer of the Company, his or her age as of the Record Date, current position and the period during which such person has served in such position. Following the table is a description of each executive officer's principal occupation during the past five years.

Name	Age	Position	Year in Which Assumed Current Position	Year Hired by the Company(1)
Christopher D. Blake	58	Executive Vice President, Human Resources of the Company and Pacific Western Bank	2014	1994
Mark Christian	54	Executive Vice President, Manager of Operations and Systems of the Company	2005	1997
Bryan M. Corsini	56	Executive Vice President, Chief Credit Officer of the Company and Executive Vice President and Director of Pacific Western Bank	2014	2000
Donald D. Destino	48	Executive Vice President, Corporate Development and Investor Relations	2016	2016
Stanley R. Ivie	58	Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank	2016	2016
Kori L. Ogrosky	48	Executive Vice President, General Counsel and Corporate Secretary of the Company and Executive Vice President and Corporate Secretary of Pacific Western Bank	2014	2005
Bart R. Olson	50	Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank	2017	2017
James J. Pieczynski	55	Executive Vice President and Director of the Company and President of the CapitalSource Division and Director of Pacific Western Bank	2014	2001
Patrick J. Rusnak	54	Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank and Director of Pacific Western Bank	2015	2015
Frank Tower	51	Executive Vice President of the Company and President of the Square 1 Bank Division of Pacific Western Bank	2015	2014
Matthew P. Wagner	61	Chief Executive Officer, President and Director of the Company and Pacific Western Bank	2000	2000

(1)
If the executive joined the Company through an acquisition or merger, the date above indicates the date of hire at the predecessor company and the years of service at the predecessor company are included in the dates above.

Christopher D. Blake.    Mr. Blake is Executive Vice President, Human Resources of the Company and Pacific Western Bank. Since November 18, 2016, Mr. Blake has served on the board of directors for California Domestic Water Company, a wholesale water distribution company, and its wholly owned subsidiary Cadway, Inc. where he serves as a member of the Human Resources, Water Rights Acquisition, Asset Management and Audit Committees. Mr. Blake was President of the

Eastern Region of Pacific Western Bank when Pacific Western National Bank was acquired by the Company on January 31, 2002, and Mr. Blake served in that position until April 2014 when he assumed his current position. Mr. Blake joined Pacific Western National Bank in October 1994 and served as chief credit officer until being appointed chief operating officer in December 1999.

Mark Christian.    Mr. Christian is Executive Vice President, Manager of Operations and Systems of the Company and the Bank. Mr. Christian joined the Company in 2000 with its acquisition of Rancho Santa Fe National Bank where he had been senior vice president of operations since 1997.

Bryan M. Corsini.    Mr. Corsini is Executive Vice President, Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank, and he has served as a director of the Bank since 2016. Mr. Corsini is also a director of Pacific Western Bank. Prior to joining the Company, Mr. Corsini served as the executive vice president and chief administrative officer of CapitalSource Bank from October 2011 to April 2014. Mr. Corsini previously served as president, credit administration of CapitalSource Bank from July 2008 to October 2011 and as chief credit officer from CapitalSource Inc.'s inception in 2000 until July 2008. Prior to joining CapitalSource, from 1986 to 2000, Mr. Corsini was an executive vice president with Fleet Capital Corporation, a commercial finance company.

Donald D. Destino.    Mr. Destino is Executive Vice President, Corporate Development and Investor Relations of the Company. Prior to joining the Company in August 2016, Mr. Destino served from 2014 to August 2016 as portfolio manager and from 2009 to 2014 as co-portfolio manager at Harvest Capital Strategies. While at Harvest Capital Strategies, Mr. Destino managed funds focused on banks, finance companies and commercial real estate. From 2007 through 2009, Mr. Destino served as director of KKR & Co. L.P. where he managed an investment portfolio across multiple industry sectors. Previous experience includes roles as managing director, partner and senior research analyst with JMP Securities, vice president and senior research analyst with Banc of America Securities, vice president and research associate with Jefferies & Company, and executive director of Journey House, Inc., a non-profit corporation that focuses on the well-being of high achieving, college bound Los Angeles County wards of the court.

Stanley R. Ivie.    Mr. Ivie is Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank. Prior to joining the Company in March 2016, Mr. Ivie served as the regional director for the Federal Deposit Insurance Corporation's ("FDIC") San Francisco Region since April 2007. Prior to serving as the regional director for the FDIC's San Francisco Region, Mr. Ivie served as regional director for the FDIC's Dallas Region. Prior to serving as regional director in the FDIC's Dallas and San Francisco Regions, Mr. Ivie served as the deputy director for the Division of Resolutions and Receiverships (the "Division"), where he directed field operations nationwide for the Division. Mr. Ivie also served in an interim capacity as director of the Office of Public Affairs in Washington, D.C. Mr. Ivie previously served in various capacities in Washington, D.C., including assistant director and senior congressional liaison for the Division. Mr. Ivie serves on the board of directors of the Western Bankers Association where he serves as a member of the Federal Government Relations Committee, and on the board of directors of the Pacific Bankers Management Institute for Pacific Coast Banking School.

Kori L. Ogrosky.    Ms. Ogrosky is Executive Vice President, General Counsel and Corporate Secretary of the Company and Executive Vice President and Corporate Secretary of Pacific Western Bank. Prior to joining the Company in April 2014, Ms. Ogrosky was senior vice president and general counsel of CapitalSource Inc. from January 2012 to April 2014. Ms. Ogrosky served in various roles in CapitalSource's legal department since 2005. Prior to joining CapitalSource, Ms. Ogrosky was an associate at White & Case LLP from November 1999 to November 2004, where she focused on corporate and securities laws, corporate finance and governance matters.

Bart R. Olson.    Mr. Olson is Executive Vice President and Chief Accounting Officer of the Company and Pacific Western Bank. Prior to joining the Company in February 2017, Mr. Olson served as a managing director in the CFO division of Credit Suisse Group where he was responsible for Global Liquidity Measurement and Reporting from March 2014 to February 2017 and served as deputy controller Americas Region from May 2013 to March 2014. Previously, Mr. Olson spent twenty-three years in public accounting, including fifteen years with KPMG LLP from 1998 to 2013, nine of which were as an audit partner. Mr. Olson is a licensed certified public accountant in California.

James J. Pieczynski.    Mr. Pieczynski is Executive Vice President of the Company and President of the CapitalSource Division of Pacific Western Bank, and he has served as a director of the Company and Pacific Western Bank since 2014. Mr. Pieczynski served as a director of CapitalSource Inc. from January 2010 to April 2014 and as chief executive officer of CapitalSource Inc. from January 2012 to April 2014. Mr. Pieczynski also served as president of CapitalSource Bank from January 2012 to April 2014 and was a member of the board of directors of CapitalSource Bank from January 2013 to April 2014. Mr. Pieczynski previously served as CapitalSource Inc.'s co-chief executive officer from January 2010 through December 2011, president-Healthcare Real Estate Business from November 2008 until January 2010, and co-president-Healthcare and Specialty Finance from January 2006 until November 2008. Mr. Pieczynski also serves on the board of directors, chairs the Nominating and Governance Committee and is a member of the Audit and Compensation Committees of LTC Properties, Inc., a self-administered real estate investment trust. Mr. Pieczynski also serves as a director for the Conejo Teen Organization, Inc. and Sherwood Cares, both of which are nonprofit organizations.

Patrick J. Rusnak.    Mr. Rusnak is Executive Vice President and Chief Financial Officer of the Company and Pacific Western Bank. Mr. Rusnak is also a director of Pacific Western Bank. Prior to joining the Company in 2015, Mr. Rusnak served as chief financial officer for Sterling Financial Corporation from January 2011 to April 2014. Mr. Rusnak previously served in several executive roles for AmericanWest Bancorporation, including as chief executive officer from July 2008 to December 2010.

Frank Tower.    Mr. Tower is Executive Vice President of the Company and President of the Square 1 Bank Division of Pacific Western Bank where he leads the technology, life sciences and venture capital practices across the country. Prior to joining the Company in October 2015, Mr. Tower served as executive vice president at Square 1 Bank since January 2014. Previous experience also includes roles as senior vice president and senior credit officer during his 10-year tenure at Silicon Valley Bank. Mr. Tower is a founding general partner of Gold Hill Capital Management, LLC, an independent venture debt firm, and he has over 20 years of experience financing high growth, venture-backed technology and life science companies.

Matthew P. Wagner.    Mr. Wagner has been the Chief Executive Officer of the Company and Pacific Western Bank and a director of the Company since 2000. Mr. Wagner also serves on Pacific Western Bank's Board of Directors. Mr. Wagner served as a director of Guaranty Bancorp from 2004 to 2010. From 1996 to 1999, Mr. Wagner was president and chief executive officer of Western Bancorp, when Western Bancorp was acquired by U.S. Bancorp. Prior to joining Western Bancorp, Mr. Wagner served as an executive vice president with U.S. Bancorp in Minneapolis, Minnesota, from 1990 to 1996, and as a senior vice president, from 1985 to 1990.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders were complied with during 2017.

ANNUAL MEETING INFORMATION
In this section, you will find:
• Householding of Proxy Materials • Other Business • Communications with the Board of Directors

"HOUSEHOLDING" OF PROXY MATERIALS

The SEC approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household in which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as "householding", reduces the volume of duplicate information stockholders receive and reduces Company mailing and printing expenses.

In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless a stockholder at that address requests that multiple sets of documents be sent. If a stockholder who agreed to householding wishes to receive a separate proxy statement or annual report either now or in the future, he or she may contact our transfer agent, EQ Shareowner Services, at (800) 468-9716 or by mail at P.O. Box 64874, St. Paul, Minnesota 55164-0874. Stockholders who are record holders and share an address and that would like to receive a single set of reports or proxy statements may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting EQ Shareowner Services at the address set forth above.

OTHER BUSINESS

Except as set forth herein, management has no knowledge of any other business to come before the Annual Meeting. If, however, any other matters of which management is now unaware properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Stockholder Proposals

Business must be properly brought before an annual meeting in order to be considered by stockholders. To be considered for inclusion in the Company's Proxy Statement for the 2019 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to the Company's Corporate Secretary no later than December 1, 2018 and must satisfy the other requirements of Rule 14a-8 under the Exchange Act.

Any proposal submitted for the proxy materials will be subject to the rules and regulations of the SEC concerning stockholder proposals. The notice of a proposal must also contain the following items:

  •
  The stockholder's name, address, and beneficial ownership of shares of the Company;

  •
  The text of the proposal to be presented;

  •
  A brief written statement of the reasons why such stockholder favors the proposal; and

  •
  Any material interest of such stockholder in the proposal.

Assuming the Company holds the 2019 Annual Meeting of Stockholders on the anniversary of the Annual Meeting, matters proposed by stockholders for consideration at the 2019 Annual Meeting of Stockholders but not included in our proxy materials must be received by our Corporate Secretary no earlier than January 14, 2019, and no later than February 13, 2019.

Director Nominations

Nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class, United States mail, postage prepaid, to the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting of the stockholders of the Company called for the election of directors.

Director nominations proposed by stockholders to be made at the 2019 Annual Meeting of Stockholders must be received by our Corporate Secretary no earlier than January 14, 2019, and no later than February 13, 2019.

Pursuant to the Company's Amended and Restated Bylaws and the rules and regulations of the SEC, the notice stating a desire to nominate any person for election as a director of the Company must contain the following items:

  •
  The stockholder's name, address, and beneficial ownership of shares of the Company;

  •
  The name, age, business address, residential address, and principal occupation or employment of the person to be nominated;

  •
  The nominee's signed consent to serve as a director of the Company, if elected;

  •
  The number of shares of the Company's stock beneficially owned by the nominee;

  •
  A description of all arrangements and understandings between the stockholder and the nominee pursuant to which the nomination is to be made; and

  •
  Such other information concerning the director nominee as would be required in a proxy statement soliciting proxies for the election of the director nominee under the rules of the SEC.

A copy of the Company's Amended and Restated Bylaws specifying the requirements will be furnished to any stockholder upon written request to the Corporate Secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders interested in communicating with a director or with the directors as a group, or persons interested in communicating complaints to the Audit Committee concerning accounting, internal controls or auditing matters, may do so by writing care of the Corporate Secretary, PacWest Bancorp, 9701 Wilshire Boulevard, Suite 700, Beverly Hills, California 90212. The Board has adopted a process for handling correspondence received by the Company and addressed to members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires the Board's attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Any concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Company's General Counsel and/or other members of the Company's management and handled in accordance with procedures established by the Audit Committee with respect to such matters. These procedures include the ability to post reports anonymously via an internet-based tool or via a toll-free "hot-line" available to employees for purposes of reporting alleged or suspected wrongdoing.

INCORPORATION BY REFERENCE

The sections in this Proxy Statement entitled "Compensation Committee Report" and "Audit Committee Report" do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates any such reports by reference therein.

By Order of the Board of Directors,

/s/ KORI L. OGROSKY Kori L. Ogrosky, Executive Vice President, General Counsel and Corporate Secretary
Dated: March 28, 2018

PACWEST BANCORP 130 S. State College Blvd. Brea, CA 92821

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the stockholder meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the stockholder meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐

1.	Election of Directors

Nominees

01	Tanya M. Acker	02 Paul R. Burke	03 Craig A. Carlson		04 John M. Eggemeyer III	05 C. William Hosler
06	Susan E. Lester	07 Roger H. Molvar	08 James J. Pieczynski		09 Daniel B. Platt	10 Robert A. Stine
11	Matthew P. Wagner	12 Mark T. Yung

The Board of Directors recommends you vote FOR proposals 2., 3., and 5.:						For	Against	Abstain

2.	Advisory Vote on Executive Compensation. To approve, on an advisory basis (non binding), the compensation of the Company's named executive officers;					☐	☐	☐

3.	Ratification of the Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2018;					☐	☐	☐

4.

Adjournments. To consider and act upon a proposal to approve, if necessary, an adjournment or postponement of the 2018 Annual Meeting of Stockholders (the "Annual Meeting") to solicit additional proxies; and

						☐	☐	☐

5.	Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

0000369126_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

PACWEST BANCORP

Annual Meeting of Stockholders

May 14, 2018 10:30 AM PDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew P. Wagner, Patrick J. Rusnak and Kori L. Ogrosky, or each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PACWEST BANCORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 AM, PDT on May 14, 2018, at the Montage Beverly Hills Hotel, 225 North Canon Drive, First Floor Library, Beverly Hills, California 90210, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Absent specific instructions with respect to cumulative voting, the persons named as proxies herein will have full discretionary authority to vote the shares represented by this proxy cumulatively in such a way as to ensure the election of as many of the nominees of the Board of Directors as such persons deem possible.

Continued and to be signed on reverse side

0000369126_2 R1.0.1.17